Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended June 30, 2005

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property ownership / management risks; the level and volatility of interest rates and changes in capitalization rates with respect to the acquisition and disposition of properties; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended June 30, 2005

Table of Contents

Second Quarter Review / Shareholder Information

Financial Review

Balance Sheets
Income Statements
Funds from Operations / Capital Expenditures
Selected Financial Ratios / Data
Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure
Summary of Outstanding Debt
Debt Maturity Schedule / Debt Covenant Compliance Ratios
Activity Review

2005 Acquisitions
2005 Joint Venture Acquisitions
2005 Dispositions
2005 Joint Venture Dispositions
Redevelopment / Outparcel Development
New Development Activities
Portfolio Review
Property Type Summary

Properties by State / Region
Same Property NOI Analysis
Top Ten Tenants
New Lease Summary
Lease Expiration Schedule
Property Portfolio
Summary of Joint Venture Portfolios

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended June 30, 2005

Second Quarter Review / Shareholder Information

New Plan Excel Realty Trust, Inc. is one of the nation’s largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 409 properties, including 29 properties held through joint ventures, and total assets of approximately $4.0 billion.  The properties are strategically located across 36 states and include 389 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 56.8 million square feet of gross leasable area, and 20 related retail real estate assets, with approximately 1.8 million square feet of gross leasable area.

Second Quarter Review

Financial Review

•                  On April 5, 2005, the Company entered into a $150 million senior unsecured term loan facility.  The unsecured term loan, which matures on the earlier of October 5, 2005 or upon the occurrence of certain capital transactions, including the closing of the Galileo Transactions (as described below), currently bears interest at LIBOR plus 85 basis points.  Net proceeds from the unsecured term loan were used to repay $100 million of the Company’s 7.75 percent medium-term notes that were scheduled to mature on April 6, 2005, as well as to repay a portion of the amount outstanding under the Company’s $350 million revolving credit facility.

Activity Review

•                  During the second quarter of 2005, the Company formed a partnership with DJM Asset Management, LLC to advise The Great Atlantic & Pacific Tea Company on the disposition of certain surplus Farmer Jack and Food Basics lease locations in the Southeast Michigan and Toledo, Ohio markets.  Farmer Jack and Food Basics are part of The Great Atlantic & Pacific Tea Company family of supermarkets.  In this role, New Plan and DJM Asset Management are marketing approximately 30 stores for sublease, assignment or other disposition.

•                  During the second quarter of 2005, the Company acquired, including through co-investments with its joint venture partners, two shopping centers and the remaining 90 percent interests in two shopping centers in which the Company owned the other 10 percent interests.  The properties totaled approximately 652,000 square feet of gross leasable area and were acquired for an aggregate purchase price of approximately $103.2 million.  During the first six months of 2005, the Company acquired, including through co-investments with its joint venture partners, an aggregate of six shopping centers, a vacant building and land parcel, a shopping center currently being de-malled and the remaining 90 percent interests in two shopping centers in which the Company owned the other 10 percent interests for an aggregate of approximately $240.0 million.  The shopping centers totaled approximately 1.6 million square feet of gross leaseable area and the shopping center being de-malled and the land parcel totaled approximately 57.5 acres.  Acquisitions completed during the second quarter are summarized below:

•                  On May 9, 2005, NP/I&G Institutional Retail Company, LLC, the Company’s joint venture with JPMorgan Fleming Asset Management, acquired Westpark Shopping Center, a 118,500 square foot shopping center located in Glen Allen, Virginia (a suburb of Richmond) and anchored by Bloom Brothers Furniture (non-owned), Linens ‘N Things, The Tile Shop, Ukrops (non-owned) and Victory Lady, for approximately $19.8 million.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended June 30, 2005

Second Quarter Review / Shareholder Information

•                  On May 18, 2005, NP/I&G Institutional Retail Company, LLC acquired Quail Springs Marketplace, a 294,613 square foot shopping center located in Oklahoma City, Oklahoma and anchored by Lowe’s (non-owned), Office Depot, Ross Dress for Less and Ultimate Electronics, for approximately $47.6 million, including $28.3 million of assumed mortgage indebtedness.

•                  On June 1, 2005, the Company purchased the remaining 90 percent interests in Marketplace at Wycliffe and Mableton Walk, increasing the Company’s ownership interest in both properties to 100 percent.  The combined purchase price for the 100 percent interests in both properties was approximately $35.7 million.  Marketplace at Wycliffe, a 133,520 square foot shopping center anchored by Walgreens and Winn-Dixie, is located in Lake Worth, Florida and Mableton Walk, a 105,742 square foot shopping center anchored by Publix and Piccadilly Cafeteria, is located in Mableton, Georgia.

•                  During the second quarter of 2005, the Company generated an aggregate of approximately $12.4 million of proceeds through the sale of two properties and one land parcel, as well as the sale of one land parcel held through a joint venture.  Properties sold during the quarter include Village Center, a 118,827 square foot shopping center located in Victoria, Texas; Oswego Plaza, a 128,087 square foot shopping center located in Oswego, New York; 1.2 acres of land at Congress Crossing in Athens, Tennessee; and 3.4 acres of land at BPR West, L.P. in Frisco, Texas, which is owned by a joint venture in which the Company holds a 50 percent interest.  During the first six months of 2005, the Company generated an aggregate of approximately $29.3 million of proceeds through the culling of non-core and non-strategic properties and the disposition of one property and one land parcel held through joint ventures.

Portfolio Review

•                  At the end of the second quarter, the gross leasable area (GLA) for the Company’s stabilized community and neighborhood shopping centers, including its pro rata share of unconsolidated joint venture properties, was approximately 93.6 percent leased.  The GLA for the Company’s total community and neighborhood shopping center portfolio, which includes redevelopment properties and the Company’s pro rata share of unconsolidated joint venture properties, was approximately 91.9 percent leased at June 30, 2005.

•                  During the second quarter, 144 new leases, aggregating approximately 930,000 square feet, were signed at an average annual base rent (ABR) of $7.81 per square foot.  Also during the quarter, 201 renewal leases, aggregating approximately 1.1 million square feet, were signed at an average ABR of $8.87 per square foot, an increase of approximately 5.1 percent over the expiring leases. During the first six months of 2005, the Company executed a total of 670 new and renewal leases aggregating approximately 3.5 million square feet, including 290 new leases, totaling approximately 1.8 million square feet, which were signed at an average ABR of $8.97 per square foot and 380 renewal leases, totaling approximately 1.7 million square feet, which were signed at an average ABR of $9.56 per square foot, an increase of approximately 6.5 percent over the expiring leases.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended June 30, 2005

Second Quarter Review / Shareholder Information

Subsequent Events

•                  On July 13, 2005, the Company amended its senior unsecured term loan facility increasing the amount available under the facility from $150 million to $200 million, and concurrently increased the amount borrowed from $150 million to $200 million.

•                  On July 15, 2005, the Company committed to acquire five land parcels located adjacent to existing or to-be-built Home Depot stores for an aggregate of approximately $9.3 million.  The land parcels aggregate approximately 40 acres and are located in Florida, Ohio and Louisiana.  The Company expects to develop approximately 360,000 square feet of retail space on the land parcels.  Closing of the transaction is expected to occur during the third quarter of 2005.

•                  On July 19, 2005, the Company entered into a definitive agreement with Galileo America LLC (the “US Partnership”) to sell an aggregate of 69 community and neighborhood shopping centers (the “Properties”) to the US Partnership (the “Property Transfer”).  The US Partnership will acquire the Properties for approximately $968 million of total consideration, comprised of approximately $928 million in cash and approximately $40 million of equity in the US Partnership.  The Company will have the right to receive up to an additional $12 million in cash based upon the performance of the Properties during the 18-month period following the closing of the Property Transfer.  The closing of the Property Transfer, which is subject to various conditions, is expected to occur in the third quarter of 2005.

•                  A series of related transactions are expected to occur simultaneously with the closing of the Property Transfer, including (i) the redemption by the US Partnership of an existing interest in the US Partnership held by CBL & Associates Properties, Inc. (“CBL”) for two properties currently owned by the US Partnership, (ii) the purchase by the Company of an asset management fee stream from the US Partnership for $18.5 million and (iii) the acquisition by the Company of the property management rights of CBL with respect to the US Partnership for $22.0 million (plus an agreement to purchase additional property management rights in 2008 for $7.0 million) (such transactions are referred to collectively with the Property Transfer as the “Galileo Transactions”).  Upon closing of the Galileo Transactions, the Company will own an approximate 5.0 percent interest in the US Partnership.

•                  On July 19, 2005, the Company also entered into amendments to its (i) revolving credit facility, (ii) secured term loan facility and (iii) senior unsecured term loan facility.  As part of the amendments, the Company amended certain covenants contained in such facilities relating to (i) asset sales by the Company, (ii) permitted dividends by the Company, (iii) the Company’s minimum tangible net worth, (iv) the maximum ratio of the Company’s total unsecured debt to unencumbered asset value and (v) the capitalization rate used to calculate the value of the Company’s assets for purposes of certain ratio tests.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended June 30, 2005

Second Quarter Review / Shareholder Information

Shareholder Information

Corporate Headquarters

New Plan Excel Realty Trust, Inc.

420 Lexington Avenue

New York, NY  10170

Phone:  212-869-3000

Fax:  212-869-3989

www.newplan.com

Exchange Listing

New York Stock Exchange

Common stock:  NXL

Series E preferred stock:  NXLprE

Senior Unsecured Debt Ratings

Fitch:  BBB+

Moody’s:  Baa2

Standard & Poor’s:  BBB

Quarterly Results

The Company expects to announce quarterly results as follows:

Third quarter 2005: October 27, 2005

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

EquiServe Trust Company, N.A.

P.O. Box 43010

Providence, RI  02940

Phone:  800-730-6001

www.equiserve.com

Corporate Communications Department

Shareholders seeking financial and operating information may contact:

Stacy Slater

Senior Vice President - Corporate Communications

Phone:  212-869-3000

Fax:  212-869-3989

E-mail:  corporatecommunications@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet website at www.sec.gov.  In addition, these reports are available on the Company’s Internet website at www.newplan.com, under Investor Information; Financial Reports.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Balance Sheets

(Unaudited, dollars in thousands, except footnotes)

	As Of
	06/30/05	03/31/05	12/31/04

Assets:
Land	$891,505	$908,897	$897,411
Buildings and improvements	3,229,987	3,187,220	3,090,779
Less: accumulated depreciation and amortization	(452,924)	(451,255)	(428,427)
Net real estate	3,668,568	3,644,862	3,559,763
Real estate held for sale	24,178	1,630	20,835
Cash and cash equivalents	8,361	23,952	7,292
Restricted cash (1)	18,671	19,915	22,379
Marketable securities	3,759	3,194	3,433
Receivables
Trade, net of allowance for doubtful accounts of (June 30, 2005- $25,610, March 31, 2005- $24,964, December 31, 2004- $24,239)	27,750	30,303	31,043
Deferred rent, net of allowance of (June 30, 2005- $2,907, March 31, 2005- $3,161, December 31, 2004- $3,548)	35,415	32,966	31,931
Other	18,593	18,460	18,627
Mortgages and notes receivable (2)	854	876	8,881
Prepaid expenses and deferred charges	53,457	58,988	47,646
Investments in / advances to unconsolidated ventures (3)	39,306	35,281	31,888
Intangible assets, net of accumulated amortization of (June 30, 2005- $6,714, March 31, 2005- $5,100, December 31, 2004- $3,467) (4)	36,635	36,363	32,085
Other assets (5)	15,355	13,382	15,939

TOTAL ASSETS	$3,950,902	$3,920,172	$3,831,742

Liabilities:
Mortgages payable, including unamortized premium of (June 30, 2005- $19,816, March 31, 2005- $20,802, December 31, 2004- $20,400)	$558,382	$575,965	$551,522
Notes payable, net of unamortized discount of (June 30, 2005- $4,361, March 31, 2005- $4,558, December 31, 2004- $4,723)	971,137	1,068,840	970,563
Credit facilities	535,000	395,000	446,000
Capital leases	28,061	28,157	28,234
Dividends payable	47,919	47,753	47,698
Other liabilities (6)	121,748	109,788	105,269
Tenant security deposits	12,014	11,691	11,511
TOTAL LIABILITIES	2,274,261	2,237,194	2,160,797

Minority interest in consolidated partnership and joint ventures	45,017	44,687	30,784

Stockholders’ equity:
Preferred stock	10	10	10
Common stock	1,034	1,030	1,028
Additional paid-in capital	2,016,875	2,011,299	2,005,977
Accumulated other comprehensive income	(7,752)	(2,966)	(5,031)
Less: accumulated distributions in excess of net income	(378,543)	(371,082)	(361,823)
TOTAL STOCKHOLDERS’ EQUITY	1,631,624	1,638,291	1,640,161

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,950,902	$3,920,172	$3,831,742

(1) Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2) Balance as of December 31, 2004 includes an approximately $8.0 million purchase money note issued in connection with the sale of Factory Merchants Barstow.

(3) Represents direct equity investments in Arapahoe Crossings, L.P.; BPR Land Partnership, L.P.; BPR South, L.P.; BPR Shopping Center, L.P.; CA New Plan Acquisition Fund, LLC; CA New Plan Venture Direct Investment Fund, LLC; CA New Plan Venture Fund, LLC; NP/I&G Institutional Retail Company, LLC; and Westgate Mall, LLC.

(4) Represents the value of intangible assets allocated in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations(“SFAS No. 141”).

(5) Other assets include: deposits, the value of certain of the Company’s swaps and furniture and fixtures.

(6) Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables, as well as amounts allocated for below market leases in accordance with SFAS 141.

The above does not purport to disclose all items required under generally accepted accounting principles (“GAAP”).

The Company’s Form 10-Q for the quarters ended June 30, 2005 and March 31, 2005 and Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Income Statements

(Unaudited, in thousands, except per share amounts and footnotes)

					Twelve
	Three Months Ended				Months Ended
	06/30/05	03/31/05	06/30/04	03/31/04	12/31/04

Rental Revenues:
Rental income	$101,518	$100,670	$95,084	$94,820	$387,276
Percentage rents	1,611	2,631	1,354	2,626	6,539
Expense reimbursements	29,352	25,869	24,402	25,762	98,757
TOTAL RENTAL REVENUES	132,481	129,170	120,840	123,208	492,572

Rental Operating Expenses:
Operating costs	21,501	22,415	19,258	23,348	85,611
Real estate taxes	18,665	16,380	14,966	14,945	61,681
Provision for doubtful accounts	2,311	2,721	2,453	1,852	10,034
TOTAL RENTAL OPERATING EXPENSES	42,477	41,516	36,677	40,145	157,326
NET OPERATING INCOME	90,004	87,654	84,163	83,063	335,246

Other Income:
Interest, dividend and other income	2,127	2,535	1,849	2,538	8,329
Equity in income of unconsolidated ventures	441	689	559	230	1,513
TOTAL OTHER INCOME	2,568	3,224	2,408	2,768	9,842

Other Expenses:
Interest expense	28,177	27,331	26,536	26,401	106,054
Depreciation and amortization	24,629	25,280	21,403	20,759	88,884
General and administrative	4,982	4,995	5,173	4,993	19,394
TOTAL OTHER EXPENSES	57,788	57,606	53,112	52,153	214,332

Income before real estate sales, impairment of real estate and minority interest	34,784	33,272	33,459	33,678	130,756
Gain on sale of real estate (1)	—	—	—	1,217	1,217
Impairment of real estate	—	—	(43)	—	(43)
Minority interest in income of consolidated partnership and joint ventures	(1,134)	(282)	(476)	(260)	(853)
INCOME FROM CONTINUING OPERATIONS	33,650	32,990	32,940	34,635	131,077

Discontinued Operations:
Results of discontinued operations	354	693	946	1,347	4,090
Gain (loss) on sale of discontinued operations (2) (3) (4)	6,693	5,004	(970)	1,415	(1,139)
Impairment of real estate held for sale	—	—	—	—	(88)
INCOME FROM DISCONTINUED OPERATIONS	7,047	5,697	(24)	2,762	2,863
NET INCOME	$40,697	$38,687	$32,916	$37,397	$133,940

Preferred dividends	(5,471)	(5,467)	(5,275)	(5,275)	(21,470)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC	35,226	33,220	27,641	32,122	112,470
Minority interest in income of consolidated partnership	251	282	286	260	796
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED	$35,477	$33,502	$27,927	$32,382	$113,266

NET INCOME PER COMMON SHARE - BASIC	$0.34	$0.32	$0.28	$0.32	$1.11
NET INCOME PER COMMON SHARE - DILUTED	0.33	0.32	0.27	0.32	1.10

Weighted average common shares outstanding - basic	103,164	102,820	100,159	99,419	100,894
ERP partnership units	2,264	1,964	1,239	1,363	1,394
Options and contingently issuable shares	982	1,042	874	1,226	1,057
Convertible debt	231	165	—	—	—
Restricted stock	44	144	—	—	—
Weighted average common shares outstanding - diluted	106,685	106,135	102,272	102,008	103,345

(1) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balance includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, L.P. in 2003.

(2) For the three months ended June 30, 2004 and the twelve months ended December 31, 2004, balance includes approximately $3.876 million of previously deferred gain incurred in connection with the Company’s sale of 21.5 acres of land at The Mall at 163rd Street in 2003.

(3) For the three months ended March 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.

(4) For the three months ended June 30, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended June 30, 2005 and March 31, 2005 and Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

					Twelve
	Three Months Ended				Months Ended
	06/30/05	03/31/05	06/30/04	03/31/04	12/31/04
Funds from Operations: (1)
Net income available to common stockholders - diluted	$35,477	$33,502	$27,927	$32,382	$113,266
Deduct:
Minority interest in income of consolidated partnership	(251)	(282)	(286)	(260)	(796)
Net income available to common stockholders - basic	35,226	33,220	27,641	32,122	112,470
Add:
Depreciation and amortization
Continuing operations real estate assets	24,629	25,280	21,403	20,759	88,884
Discontinued operations real estate assets	237	408	490	505	1,694
Pro rata share of joint venture real estate assets	627	565	268	373	1,629
Deduct:
Gain on sale of real estate (2) (3)	—	—	—	(1,217)	(1,217)
(Gain) loss on sale of discontinued operations (2) (4)	(4,611)	(3,732)	4,909	(947)	5,622
Pro rata share of joint venture (gain) loss on sale of real estate (2)	—	—	(4)	425	433
FUNDS FROM OPERATIONS - BASIC	56,108	55,741	54,707	52,020	209,515
Add:
Minority interest in income of consolidated partnership	251	282	286	260	796
FUNDS FROM OPERATIONS - DILUTED	$56,359	$56,023	$54,993	$52,280	$210,311

FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.54	$0.54	$0.55	$0.52	$2.08
FUNDS FROM OPERATIONS PER SHARE - DILUTED	0.53	0.53	0.54	0.51	2.04

Funds from operations - diluted	$56,359	$56,023	$54,993	$52,280	$210,311
Add:
Impairment of real estate	—	—	43	—	43
Impairment of real estate held for sale	—	—	—	—	88
FUNDS FROM OPERATIONS - DILUTED (prior calculation)	$56,359	$56,023	$55,036	$52,280	$210,442

FUNDS FROM OPERATIONS PER SHARE - DILUTED (prior calculation)	$0.53	$0.53	$0.54	$0.51	$2.04

Weighted average common shares outstanding - basic	103,164	102,820	100,159	99,419	100,894
ERP partnership units	2,264	1,964	1,239	1,363	1,394
Options and contingently issuable shares	982	1,042	874	1,226	1,057
Convertible debt	231	165	—	—	—
Restricted stock	44	144	—	—	—
Weighted average common shares outstanding - diluted	106,685	106,135	102,272	102,008	103,345

Dividend per Common share	$0.41250	$0.41250	$0.41250	$0.41250	$1.65000
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	3.90000
Dividend per Preferred E share	0.47656	0.47656	0.47656	0.47656	1.90624

Common dividends	$42,689	$42,523	$41,347	$41,263	$167,286
Preferred D dividends (5)	1,659	1,654	1,463	1,463	6,222
Preferred E dividends	3,812	3,812	3,812	3,812	15,248
TOTAL DISTRIBUTIONS	$48,160	$47,989	$46,622	$46,538	$188,756

Capital Expenditures (6):
New development	$3,778	$3,726	$218	$—	$1,765
Building additions and expansions (7)	31,662	26,794	18,299	22,311	98,981
Building improvements capitalized (8)	2,673	1,764	3,763	908	12,082
Tenant improvements	2,116	1,691	2,838	3,735	10,451
Leasing commissions	1,845	2,335	1,471	2,697	8,217
TOTAL CAPITAL EXPENDITURES	$42,074	$36,310	$26,589	$29,651	$131,496

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Funds from Operations / Capital Expenditures

(In thousands, except footnotes)

Straight line rents (6)	$2,585	$1,206	$1,449	$1,896	$7,643

Capitalized interest (6)	$2,181	$1,230	$1,748	$1,268	$6,436

(1) Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

On October 1, 2003, the National Association of Real Estate Investment Trusts (“NAREIT”), based on discussions with the Securities and Exchange Commission (“SEC”), provided revised guidance regarding the calculation of FFO.  This revised guidance provides that impairments should not be added back to net income in calculating FFO and that original issuance costs associated with preferred stock that has been redeemed should be factored into the calculation of FFO.  Prior to this pronouncement, the Company had added back impairments in calculating FFO, in accordance with prior NAREIT guidance, and had not factored in original issuance costs of preferred stock that had been redeemed in the calculation of FFO.  The Company presents FFO in accordance with NAREIT’s revised guidance.  To assist investors in understanding the impact of these changes, the Company also is presenting FFO in accordance with the methodology historically used by the Company (“prior calculation”).

Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a starting point in measuring its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult to compare.  The Company also believes that the presentation of FFO consistent with the guidance that was in effect until October 1, 2003 is further helpful to investors because it assists investors in evaluating the Company’s historical operational performance and because it excludes other items included in the revised calculation of FFO such as impairments which also do not relate to and are not indicative of the Company’s operating performance.  FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.  In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO and, therefore, may not be comparable to such other REITs.

(2) Excludes gain / loss on sale of land.

(3) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balance includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, L.P. in 2003.

(4) For the three months ended June 30, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.  For the three months ended March 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures.

(5) Dividends for the three months ended June 30, 2005 and March 31, 2005 and the twelve months ended December 31, 2004 include non-cash adjustments to account for the “step-up” of the dividend rate beginning in October 2012.

(6) Includes 100 percent of joint venture properties consolidated in accordance with the provisions of Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities (“FIN 46”), and the Company’s pro rata share of properties owned by unconsolidated joint ventures.

(7) Revenue-enhancing expenditures.

(8) Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarters ended June 30, 2005 and March 31, 2005 and Form 10-K for the year ended December 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Selected Financial Ratios / Data

(In thousands, except ratios, percentages and per share amounts)

									Twelve
	Three Months Ended								Months Ended
	06/30/05		03/31/05		06/30/04		03/31/04		12/31/04

Debt coverage ratios:
Interest coverage ratio (EBITDA/interest expense)	3.03	x	3.12	x	3.05	x	3.09	x	3.07	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.65	x	2.74	x	2.62	x	2.70	x	2.67	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends)) (1)	2.28	x	2.34	x	2.25	x	2.31	x	2.28	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments) (1)	2.40	x	2.52	x	2.43	x	2.49	x	2.45	x

Debt/equity ratios:
Total debt/total market capitalization	39.9%		41.4%		41.8%		38.0%		39.1%
Total debt/total equity market capitalization	66.3%		70.6%		72.0%		61.3%		64.1%
Total debt/total book assets	53.0%		52.8%		51.6%		51.0%		52.1%
Total debt/undepreciated book value (2)	47.5%		47.3%		46.6%		46.3%		46.9%

Operating statistics:
NOI margin (NOI/total rental revenues)	67.94%		67.86%		69.65%		67.42%		68.06%
Expense recovery ratio (expense reimbursements/(operating costs + real estate taxes)	73.08%		66.68%		71.30%		67.28%		67.05%
Annualized G&A/total assets	0.50%		0.51%		0.56%		0.54%		0.51%
G&A/total revenues	3.69%		3.77%		4.20%		3.96%		3.86%

Market capitalization calculations:
Common shares outstanding	103,487		103,074		100,235		100,031		102,845
Operating partnership units outstanding (3)	2,264		2,264		1,285		1,285		1,651
Combined shares and operating partnership units outstanding	105,751		105,338		101,520		101,316		104,496
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500
Preferred E shares outstanding	8,000		8,000		8,000		8,000		8,000

Common stock price per share, end of period	$27.17		$25.11		$23.36		$27.35		$27.08
Preferred D price per share, end of period	50.00		50.00		50.00		50.00		50.00
Preferred E price per share, end of period	25.99		26.14		25.30		27.28		26.34

Common market equity at end of period (3)	$2,873,255		$2,645,037		$2,371,507		$2,770,993		$2,829,752
Preferred market equity at end of period	282,920		284,120		277,400		293,240		285,720
Total equity market capitalization	3,156,175		2,929,157		2,648,907		3,064,233		3,115,472
Total debt end of period	2,092,580		2,067,962		1,906,276		1,878,450		1,996,319
TOTAL MARKET CAPITALIZATION	$5,248,755		$4,997,119		$4,555,183		$4,942,683		$5,111,791

(1) Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

(2) Excludes accumulated depreciation on operating assets.

(3) Equivalent of common stock assuming conversion.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

(Dollars in thousands, except footnotes)

									Twelve
	Three Months Ended								Months Ended
	06/30/05		03/31/05		06/30/04		03/31/04		12/31/04

Net income to EBITDA calculation: (1)
Net income	$40,697		$38,687		$32,916		$37,397		$133,940
Depreciation and amortization
Continuing operations real estate assets	24,629		25,280		21,403		20,759		88,884
Discontinued operations real estate assets	237		408		490		505		1,694
Pro rata share of joint venture real estate assets	627		565		268		373		1,629
State taxes	(175)		35		133		133		532
Interest expense
Continuing operations	28,177		27,331		26,536		26,401		106,054
Discontinued operations	—		5		58		58		183
Pro rata share of joint ventures	1,099		986		778		744		3,398
Gain on sale of real estate (2)	—		—		—		(1,217)		(1,217)
(Gain) loss on sale of discontinued operations (3)	(6,693)		(5,004)		970		(1,415)		1,139
(Gain) loss on sale of joint venture	—		—		(4)		425		433
Impairment of real estate
Impairment of real estate	—		—		43		—		43
Impairment of real estate held for sale	—		—		—		—		88
EBITDA	$88,598		$88,293		$83,591		$84,163		$336,800

Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.23	x	2.20	x	2.24	x	2.32	x	2.24	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	1.95	x	1.94	x	1.93	x	2.03	x	1.94	x
Fixed charge coverage (earnings/(interest expense + scheduled principal payments + preferred dividends))	1.67	x	1.65	x	1.65	x	1.73	x	1.65	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	1.75	x	1.77	x	1.77	x	1.86	x	1.77	x

Net income to earnings calculation:
Net income	$40,697		$38,687		$32,916		$37,397		$133,940
Deduct:
Income from discontinued operations	(7,047)		(5,697)		24		(2,762)		(2,863)
Equity in income of unconsolidated ventures	(441)		(689)		(559)		(230)		(1,513)
Add:
Minority interest in income of consolidated partnership and joint ventures	1,134		282		476		260		853
Interest expense	28,177		27,331		26,536		26,401		106,054
Distributed income of investments in unconsolidated joint ventures	—		—		—		159		209
Interest component of rental expense	284		241		99		97		456
EARNINGS	$62,804		$60,155		$59,492		$61,322		$237,136

Fixed charge calculation:
Interest expense	$28,177		$27,331		$26,536		$26,401		$106,054
Scheduled principal payments	3,991		3,755		4,239		3,852		16,031
Preferred dividends	5,471		5,466		5,275		5,275		21,470
FIXED CHARGE	$37,639		$36,552		$36,050		$35,528		$143,555
Capitalized interest	$2,181		$1,230		$1,748		$1,268		$6,436

(1) EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate and sale of discontinued operations, and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance, because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are not included within Earnings. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period. EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

(2) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balances include approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, L.P. in 2003.

(3) For the three months ended March 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest. For the three months ended June 30, 2004 and the twelve months ended December 31, 2004, balance includes approximately $3.876 million of previously deferred gain incurred in connection with the Company’s sale of 21.5 acres of land at The Mall at 163rd Street in 2003.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Summary of Outstanding Debt

(Dollars in thousands, except footnotes)

		Outstanding	Actual	Maturity	Percent of
	Lender	Balance	Interest Rate	Date	Total Indebtedness
Fixed Rate Debt:

Secured Mortgage Indebtedness
Harpers Station I	Columbus Life Insurance Company	$10,965	8.000%	10/14/05	0.53%
Harpers Station II	Columbus Life Insurance Company	1,308	8.750%	10/14/05	0.06%
Parkway Plaza I	Sun Life Assurance Company	7,741	7.630%	04/01/06	0.37%
Parkway Plaza II	Sun Life Assurance Company	2,215	8.020%	04/01/06	0.11%
Alexis Park	SECORE Financial	4,333	9.390%	10/01/06	0.21%
Normandy Square	State Farm Life Insurance Company	2,672	8.200%	02/01/07	0.13%
Montebello Plaza	Nationwide Life Insurance	2,324	9.625%	03/05/07	0.11%
Crown Point	Jackson National Life Insurance	6,858	8.120%	05/01/07	0.33%
Skyway Plaza	LaSalle National Bank	3,502	9.250%	05/01/07	0.17%
Dickson City Crossings I	General American Life Insurance Co.	11,867	8.650%	12/01/07	0.57%
Dickson City Crossings II	General American Life Insurance Co.	2,372	8.870%	12/01/07	0.11%
Westminster City Center	Wells Fargo Bank, N.A.	27,616	6.690%	02/01/08	1.33%
Silver Pointe	Nomura Asset Capital Corporation	7,139	7.500%	03/11/08	0.34%
Hillside Village Center	Wells Fargo Bank, N.A.	4,340	6.900%	04/01/08	0.21%
42 properties (REMIC)	SECORE Financial	149,164	6.670%	06/01/08	7.18%
Marketplace	Heller Financial, Inc.	9,115	6.880%	08/01/08	0.44%
Brice Park	USG Annuity and Life	2,303	7.875%	02/01/09	0.11%
London Marketplace	Aegon USA Realty	3,044	8.265%	04/01/09	0.15%
Paradise Plaza	CIGNA	1,285	9.150%	04/01/09	0.06%
Tuckernuck Square	LaSalle National Bank	5,300	7.880%	08/01/09	0.26%
Perry Marketplace	American Express	2,625	9.000%	10/01/09	0.13%
Bristol Plaza	Sun Life Assurance Company	5,905	8.090%	11/01/09	0.28%
Festival Center	KeyBank National Association	2,439	8.240%	01/01/10	0.12%
Sunshine Square	Sun Life Assurance Company	7,100	8.490%	05/31/10	0.34%
Marwood Plaza	Sun Life Assurance Company	4,118	8.280%	06/01/10	0.20%
Saddletree Village Shopping Center	Aegon USA Realty	1,499	8.250%	06/01/10	0.07%
Hampton Village Centre	Deutsche Banc Capital LLC	28,882	8.530%	06/30/10	1.39%
Hillcrest Shopping Center	General Electric Capital Corporation	16,683	8.110%	07/01/10	0.80%
Greentree	KeyBank National Association	4,900	8.240%	10/01/10	0.24%
Merchant’s Central	KeyBank National Association	6,090	8.240%	10/01/10	0.29%
Northside Plaza	KeyBank National Association	2,138	8.240%	10/01/10	0.10%
Habersham Crossing	KeyBank National Association	3,607	8.240%	10/01/10	0.17%
Johnstown Galleria Outparcel	Holliday Fenoglio Fowler	2,112	8.000%	07/01/11	0.10%
Merchants Crossing	American Equity Investment	5,038	7.630%	09/14/11	0.24%
Hunt River Commons	Nationwide Life Insurance	7,136	7.070%	10/01/11	0.34%
Annex of Arlington	LaSalle National Bank	17,783	7.850%	04/11/12	0.86%
Chapel Square	American National	1,434	9.250%	02/01/13	0.07%
Florence Square I	Nationwide Life Insurance	13,007	7.400%	04/01/13	0.63%
Florence Square II	Nationwide Life Insurance	1,268	8.500%	04/01/13	0.06%
Florence Square III	Nationwide Life Insurance	980	8.320%	04/01/13	0.05%
Northgate	State Farm Life Insurance Company	5,599	8.750%	06/30/13	0.27%
West Ridge Shopping Center	Morgan Stanley Mortgage Capital Inc.	10,989	5.890%	12/09/13	0.53%
University IV	IDS Life Insurance Company	1,780	8.250%	03/01/15	0.09%
Riverview Plaza	Protective Life	4,183	8.625%	09/01/15	0.20%
Green Acres	Protective Life	10,564	7.500%	07/01/16	0.51%
Lexington Town Square	American Enterprise	1,694	8.500%	10/01/16	0.08%
Midway Market Square	MONY	15,795	8.180%	12/01/16	0.76%
Elkhart Market Centre	Protective Life	12,510	7.500%	08/01/18	0.60%
Northshore Plaza	IDS Life Insurance Company	3,599	8.050%	02/01/20	0.17%
Covered Bridge	Protective Life	2,595	7.500%	06/01/20	0.12%
Olympia Corners	Protective Life	5,097	7.500%	06/01/20	0.25%
Sun Plaza	Protective Life	9,475	7.500%	06/01/20	0.46%
The Vineyards	Protective Life	7,877	7.500%	06/01/20	0.38%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Summary of Outstanding Debt

(Dollars in thousands, except footnotes)

		Outstanding	Actual		Maturity		Percent of
	Lender	Balance	Interest Rate		Date		Total Indebtedness
Arvada Plaza	American Centurion	2,039	7.670%		05/01/21		0.10%
Aurora Plaza	Protective Life	6,134	7.500%		06/01/21		0.30%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,575	7.880%		06/01/21		0.22%
Hilltop Plaza	IDS Life Insurance Company	5,525	7.640%		06/01/21		0.27%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,794	7.320%		03/01/28		0.18%
TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$514,031	7.495%				24.75%
Unsecured Notes
7.35%, 10 Year Unsecured Notes	—	$30,000	7.350%		06/15/07		1.44%
5.88%, 5 Year Unsecured Notes	—	250,000	5.875%		06/15/07		12.04%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%		09/15/09		7.22%
4.50%, 7 Year Unsecured Notes (1)	—	150,000	4.500%		02/01/11		7.22%
5.50%, 10 Year Unsecured Notes	—	50,000	5.500%		11/20/13		2.41%
5.30%, 10 Year Unsecured Notes	—	100,000	5.300%		01/15/15		4.82%
3.75%, 20 Year Unsecured Notes (2)	—	115,000	3.750%		06/01/23		5.54%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%		08/14/26		0.48%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%		11/02/26		1.20%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%		11/02/26		0.48%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%		11/02/26		0.48%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%		02/15/28		1.20%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%		02/15/28		1.20%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%		07/30/29		1.20%
TOTAL FIXED RATE UNSECURED NOTES		$975,000	5.813%				46.95%
CAPITAL LEASES		$28,061	7.500%		06/20/31		1.35%
TOTAL FIXED RATE DEBT		$1,517,092	6.414%				73.06%
Variable Rate Debt (3):

Secured Mortgage Indebtedness
Elk Grove Town Center	MetLife	$14,500	4.580%		12/01/06		0.70%
Highland Commons	GE Financial Assurance	3,551	6.375%		12/01/09		0.17%
Lexington Road Plaza	Great Northern Insured Annuity	6,484	7.375%		09/01/11		0.31%
TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$24,535	5.578%				1.18%
Credit Facilities
$150 Million Unsecured Term Loan Facility	Bank of America	$150,000	4.190%		10/05/05	(4)	7.22%
$350 Million Revolving Credit Facility	Bank of America	235,000	3.990%	(5)	06/29/07		11.32%
$150 Million Secured Term Loan Facility	Bank of America	150,000	4.190%		06/29/07		7.22%
TOTAL CREDIT FACILITIES		$535,000	4.102%				25.76%

TOTAL VARIABLE RATE DEBT		$559,535	4.167%				26.94%

TOTAL DEBT		$2,076,627	5.809%				100.00%
Net Unamortized Premiums on Mortgages		$19,816
Net Unamortized Discount on Notes		(4,361)
Impact of Swap Agreements on Notes (1)		498
TOTAL DEBT - NET		$2,092,580

(1) On February 6, 2004, the Company issued $150 million aggregate principal amount of 7-Year Fixed Rate Unsecured Notes with a coupon of 4.50%.  As of June 30, 2005, the Company had interest rate swaps that effectively convert the interest rate on $65 million of the notes from a fixed rate to a blended floating rate of 30 basis points over the 6-month LIBOR rate.

(2) On May 19, 2003, the Company completed a public offering of $100 million of 3.75% Convertible Senior Notes due 2023.  On June 10, 2003, the underwriters exercised their over-allotment option in full and purchased an additional $15 million of the notes.  The notes are convertible into cash, upon the occurrence of certain events, at an initial conversion price of $25.00 per share.  The notes may not be redeemed by the Company until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.

(3) As determined by the applicable loan agreement, the Company incurs interest on these obligations using either the 30-day LIBOR rate, which was 3.34% as of June 30, 2005, plus spreads ranging from 65 to 85 basis points, or Moody’s A Corporate Bond Index, which was 4.91% as of June 30, 2005, plus spreads ranging from 12.5 to 37.5 basis points.

(4) This facility matures the earlier of October 5, 2005 or the closing of the Galileo Transactions.

(5) In addition to the stated interest rate, the Company also incurs an annual facility fee of 20 basis points.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended June 30, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Debt Maturity Schedule / Debt Covenant Compliance Ratios

(Dollars in thousands, except footnotes)

	Scheduled	Scheduled		Total	Percent of
	Amortization	Maturities		Debt Maturing	Debt Maturing
2005	$7,993	$162,204	(1)	$170,197	8.20%
2006	16,625	28,034		44,659	2.15%
2007	15,986	690,573	(2)	706,559	34.02%
2008	14,274	190,036		204,310	9.84%
2009	11,445	166,712		178,157	8.58%
2010	10,669	66,805		77,474	3.73%
2011	9,442	164,299		173,741	8.37%
2012	9,364	16,289		25,653	1.24%
2013+	100,877	395,000		495,877	23.88%
	$196,675	$1,879,952		$2,076,627	100.00%

Net Unamortized Premiums on Mortgages				$19,816
Net Unamortized Discount on Notes				(4,361)
Impact of Swap Agreements on Notes				498
TOTAL DEBT - NET				$2,092,580

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	1.6 years	7.9 years	6.2 years
Excluding capital leases and credit facilities	3.1 years	7.6 years	7.5 years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (3)	Required	Actual	Compliance

Total consolidated debt to total asset value	< 60%	52%	Yes
Total secured debt to total asset value	< 40%	17%	Yes
Total unencumbered asset value to total unsecured debt	> 150%	196%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	270%	Yes

Unencumbered Properties Summary (4):

	# of
	Properties	GLA
Unencumbered properties	278	39,088,258
Encumbered properties	102	14,235,739
	380	53,323,997

(1) Scheduled maturities include $150 million representing the balance of the $150 million unsecured term loan drawn facility as of June 30, 2005 and maturing the earlier of October 5, 2005 or the closing of the Galileo Transactions.

(2) Scheduled maturities include (i) $235 million representing the balance of the $350 million revolving credit facility drawn as of June 30, 2005 and maturing June 29, 2007, with a one-year extension option, and (ii) $150 million representing the balance of the $150 million secured term loan facility drawn as of June 30, 2005 and maturing June 29, 2007.

(3) For a complete listing of debt covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the SEC.

(4) Includes properties owned by the Company and joint venture properties consolidated in accordance with the provisions of FIN 46.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended June 30, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

2005 Acquisitions

	Property		Purchase	Purchase	Cap-		GLA /	Percent		Year
Property Name	Type (1)	Location	Date	Amount	Rate	NOI (2)	Acres	Leased (3)	Anchor Tenants	Built (4)

1Q 2005
Building at Midway Crossing (5)	S	Elyria, OH	01/13/05	$1,125,000	—	$—	20,338	0%	—	2005
Brunswick Town Center	S	Brunswick, OH	01/21/05	16,431,000	8.6%	1,405,459	122,989	90%	Giant Eagle , Home Depot (non-owned)	2004
Hillcrest Shopping Center (6)	S	Spartanburg, SC	02/16/05	35,513,410	8.3%	2,962,257	343,914	91%	Marshalls, Publix, Stein Mart	2005
West Ridge Shopping Center	S	Westland, MI	03/17/05	16,622,250	7.9%	1,313,158	163,131	99%	Mervyn’s (non-owned), Target (non-owned), TEC Furniture, Tile Shop, T.J. Maxx	1989
Total				$69,691,660	—	$5,680,874	650,372

2Q 2005
Marketplace at Wycliffe (7) (8)	S	Lake Worth, FL	06/01/05	$35,734,203	8.5%	$3,054,023	133,520	98%	Walgreens, Winn-Dixie	2002
Mableton Walk (7) (8)	S	Mableton, GA	06/01/05	—	—	—	105,742	94%	Piccadilly Cafeteria, Publix	1994
				$35,734,203	8.5%	$3,054,023	239,262

		2005 Total Acquisitions		$105,425,863	—	$8,734,897	889,634

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Total acquisition was comprised of a 20,338 square foot vacant building and 2.5 acres of land immediately adjacent to Midway Crossing, a community shopping center owned by the Company and currently under redevelopment.

(6) Property currently under redevelopment.  Cap-rate and NOI calculated on a stabilized basis.

(7) Properties acquired from CA New Plan Venture Fund, LLC, a joint venture in which the Company has a 10% interest.

(8) Property acquired as a component of a multi-property transaction.  Purchase amount, cap-rate and NOI listed for Marketplace at Wycliffe represent the combined amounts for the acquisiton of both properties.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended June 30, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

2005 Joint Venture Acquisitions

	Property		Purchase	Purchase	Cap-		GLA /	Percent		Year
Property Name	Type (1)	Location	Date	Amount	Rate	NOI (2)	Acres	Leased (3)	Anchor Tenants	Built (4)

1Q 2005
Westgate / Westgate Mall, LLC (5)	S	Fairview Park, OH	02/25/05	$25,500,000	—	$—	55 acres	—	Kohl’s	2005
New London Mall / NP/I&G Institutional Retail Company, LLC	S	New London, CT	03/10/05	41,625,000	6.5%	2,686,656	260,396	93%	Homegoods, Marshalls, OfficeMax, ShopRite	2000
Total				$67,125,000	—	$2,686,656	260,396

2Q 2005
Westpark Shopping Center / NP/I&G Institutional Retail Company, LLC	S	Glen Allen, VA	05/09/05	$19,825,000	7.0%	$1,385,480	118,500	99%	Bloom Brothers Furniture (non-owned), Linens ‘N Things, The Tile Shop, Ukrops (non-owned), Victory Lady	2005
Quail Springs Marketplace / NP/I&G Institutional Retail Company, LLC	S	Oklahoma City, OK	05/18/05	47,630,511	7.4%	3,542,814	294,613	99%	Lowe’s (non-owned), Office Depot, Ross Dress for Less, Ultimate Electronics	2003
Total				$67,455,511	7.3%	$4,928,294	413,113

		2005 Total Acquisitions		$134,580,511	—	$7,614,950	673,509

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Property currently under redevelopment.  The joint venture plans to redevelop the mall into a large community shopping center with multiple anchors, including the existing Kohl’s.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

2005 Dispositions

	Property		Sale		Book	Gain /	Cap-		GLA /	Percent	Year
Property Name	Type (1)	Location	Date	Amount	Value	(Loss)	Rate	NOI (2)	Acres	Leased (3)	Built (4)

1Q 2005
Land at Shops of Riverdale	L	Riverdale, GA	01/14/05	$1,620,000	$347,420	$1,272,580	—	$—	1 acre	—	—
Jasper Manor	S	Jasper, IN	02/24/05	7,000,000	6,581,950	418,050	8.9%	624,265	194,120	85%	2004
Cavitt Office Building	M	Bryan, TX	03/09/05	100,000	100,000	—	—	—	13,200	0	2001
				$8,720,000	$7,029,370	$1,690,630	—	$624,265	207,320

2Q 2005
Land at Congress Crossing	L	Athens, TN	04/06/05	$400,000	$85,195	$314,805	—	$—	1.2 acres	—	—
Village Center	S	Victoria, TX	06/08/05	2,600,000	2,279,753	320,247	11.9%	310,000	118,827	78%	1982
Oswego Plaza	S	Oswego, NY	06/23/05	6,400,000	2,248,669	4,151,331	8.7%	558,593	128,087	97%	1996
				$9,400,000	$4,613,617	$4,786,383	—	$868,593	246,914

		2005 Total Dispositions		$18,120,000	$11,642,987	$6,477,013	—	$1,492,858	454,234

(1) L - Land, M - Miscellaneous, S - Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended June 30, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

2005 Joint Venture Dispositions

	Property			Sale		Book	Gain /	Cap-		GLA /	Percent	Year
Property Name	Type (1)	Location	Transaction Description	Date	Amount	Value	(Loss)	Rate	NOI (2)	Acres	Leased (3)	Built (4)

1Q 2005
Rodney Village / Benbrooke Ventures (5)	S	Dover, DE	Sale of property	01/12/05	$10,075,000	$7,017,958	$3,057,042	9.3%	$936,975	211,568	93%	2003

2Q 2005
Land at BPR West, LP (6)	L	Frisco, TX	Sale of land parcel	05/03/05	$2,996,420	$1,229,523	$1,766,897	—	$—	3.4 acres	—	—

			2005 Total Dispositions		$13,071,420	$8,247,481	$4,823,939	—	$936,975	211,568

(1) L - Land, S - Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5)  In connection with the sale of this property, the Company received its pro rata share of the total proceeds, approximately $8.139 million, and recorded its pro rata share of the gain on sale, approximately $3.314 million.  The pro rata share of the gain is included in Gain (loss) on sale of discontinued operations in the Company’s Income Statements, and is greater than the total joint venture gain due to differences between the joint venture’s basis in the property and the Company’s basis in the joint venture.

(6) Net proceeds from the sale of this property, approximately $2.814 million, were used to repay a portion of the amount outstanding under a construction loan from the Company.  Since BPR West, L.P. is considered a consolidated entity under the provisions of FIN 46, the entire gain has been included in Gain (loss) on sale of discontinued operations in the Company’s Income Statements.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Redevelopment / Outparcel Development

										Expected
						Construction			Expected	Stabilized
				Adjusted	Percent	Expected	Expected	Percent	Total	Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)
Company Redevelopment Activities
	Community and Neighborhood Shopping Centers
1	Ivyridge	Philadelphia, PA	Construction of a new 47,000 SF Super Fresh, 8,000 SF of retail shops and façade renovation	107,316	44%	Apr-03	Feb-06	54%	$7,818,413	10.0%
2	Columbus Center	Columbus, IN	Sale of 12 acres of land to Target for a 126,000 SF store and façade renovation	147,602	75%	May-03	Dec-05	85%	4,357,284	12.4%
3	Market Place	Piqua, OH	Construction of a 69,133 SF Kroger and addition of 9,600 SF of new retail space	179,939	63%	May-03	Jan-06	80%	2,990,205	10.3%
4	Sunshine Square	Medford, NY	Construction of a new 65,000 SF Stop & Shop and façade renovation	230,235	65%	Jun-03	Oct-05	75%	4,796,792	15.2%
5	The Mall at 163rd Street (3)	Miami, FL	Sale of 21.5 acres of land to Wal-Mart for construction of Wal-Mart Supercenter and redevelopment of remaining enclosed regional mall into shopping center	279,097	71%	Jul-03	Sep-05	49%	26,000,000	10.0%
6	Galleria Commons	Henderson, NV	Redevelopment of former House To Home with a 85,000 SF Burlington Coat Factory and additional retail shops	111,819	90%	Jul-03	Aug-05	80%	3,542,363	11.0%
7	J*Town Center	Jeffersontown, KY	Phase II of reconfiguration of shopping center with façade renovation of the main building and reposition of shopping center into multi-use retail / office anchored by a 38,380 SF Louisville Athletic Club	192,985	88%	Sep-03	Oct-05	75%	6,821,007	13.7%
8	Western Village	Cincinnati, OH	Construction of a new 76,000 SF Kroger and 30,000 SF of retail shops	115,450	88%	Feb-04	Aug-05	85%	5,802,868	11.1%
9	Transit Road Plaza	Lockport, NY	Remerchandise former Kmart with a multi-tenant building anchored by a 21,160 SF Office Max and a 29,563 SF Grossman’s Bargain Outlet	138,120	71%	Mar-04	Dec-05	70%	5,493,726	10.4%
10	Colonial Marketplace	Orlando, FL	Redevelopment and renovation of shopping center with a new 50,000 SF LA Fitness and the creation of a 30,000 SF junior anchor space and 4,600 SF of retail shops on an outparcel	140,622	76%	Jul-04	Dec-05	65%	7,956,483	11.0%
11	Mohawk Acres	Rome, NY	Construction of a new 70,000 SF Price Chopper and shopping center renovation	161,538	87%	Sep-04	Oct-05	70%	3,570,204	10.1%
12	Price Chopper Plaza	Rome, NY	Redevelopment of shopping center related to relocation of Price Chopper to Mohawk Acres	78,401	71%	Sep-04	Jan-07	5%	1,184,505	10.1%
13	Village Center	Smithtown, NY	Renovation of shopping center with the addition of Zio Guisseppe’s, a 32,500 SF specialty grocer	97,536	100%	Oct-04	Oct-05	50%	2,100,468	11.5%
14	Merchants Crossing	Newnan, GA	Remerchandise former Kmart with a multi-tenant building	170,100	57%	Dec-04	Jul-06	40%	925,922	10.7%
15	Tinton Falls Plaza	Tinton Falls, NJ	Renovation of former Burlington Coat Factory with expansion of WOW Fitness by 11,077 SF, the addition of Velocity Sports Med in 16,612 SF and the creation of 12,973 SF of small shop space	100,582	72%	Dec-04	Jan-06	11%	2,346,415	10.7%
16	Culpepper Plaza	College Station, TX	Renovation of shopping center with new junior anchors to replace former Safeway	178,004	69%	Dec-04	Feb-06	30%	2,464,322	10.9%
17	The Crossing at Fry Road	Katy, TX	Expansion of Hobby Lobby by 15,576 SF and façade renovation	234,517	96%	Dec-04	Dec-05	20%	625,310	12.8%
18	Rose Pavilion	Pleasanton, CA	Demolition of vacant theatre and construction of a new 30,000 SF Broyhill Furniture Store	294,848	100%	Jan-05	Dec-05	5%	3,110,590	10.2%
19	Grand Crossing	Brighton, MI	Renovation of VG’s, expansion of Ace Hardware by 4,000 SF and addition of 3,600 SF of new shop space	85,596	100%	Jan-05	Jan-06	10%	804,393	10.9%
20	Roxboro Square	Roxboro, NC	Redevelopment of former Wal-Mart anchored center into a town center anchored by Person County	98,980	91%	Jan-05	Dec-05	79%	6,007,629	10.1%
21	Midway Crossing	Elyria, OH	Remerchandise 20,338 SF former Kids R Us and develop pad site with a 10,000 SF Darden restaurant	171,175	82%	Jan-05	Apr-06	15%	2,613,973	13.1%
22	Friendswood Square	Friendswood, TX	Reconfiguration of shopping center and addition of a new 14,560 SF Walgreens	77,999	34%	Jan-05	May-06	15%	4,476,887	9.5%
23	Riverview Plaza (4)	Gadsden, AL	Remerchandise former Wal-Mart with 55,000 SF Hobby Lobby	146,621	100%	Apr-05	Dec-05	23%	1,489,895	10.3%
24	Westminster City Center	Westminster, CO	Reconfiguration of the northend of the shopping center with a downsized 15,803 SF Golfsmith and a new 11,043 SF Pier 1	339,600	100%	Apr-05	Oct-05	55%	1,239,277	10.0%
25	Coconut Creek	Coconut Creek, FL	Phase II redevelopment of north wing of the shopping center with a 36,000 SF Radical Entertainment	264,846	93%	Apr-05	Dec-05	41%	681,784	10.6%
26	Hillcrest Shopping Center	Spartanburg, SC	Remerchandise former Kmart with a 30,187 SF Ross Dress for Less, a 20,000 SF Office Depot, a 15,000 SF PETCO and a Panera Bread	329,529	94%	Apr-05	Apr-06	50%	4,465,377	10.3%
27	Chapman-Ford Crossing	Knoxville, TN	Remerchandise former Wal-Mart with a 60,000 SF First Tennessee Bank and two junior anchors	185,604	88%	May-05	Oct-06	5%	1,232,047	16.0%
28	Victory Square (4)	Savannah, GA	Phase I of redevelopment with conversion of existing theatre to stadium seating and renovation of shopping center	168,514	69%	Jun-05	Dec-05	10%	2,370,085	13.3%
29	Pyramid Mall (4)	Geneva, NY	Demolition of mini-mall and retenanting of former Kmart with a 30,000 SF Big Lots	198,018	59%	Jun-05	Aug-06	4%	4,224,857	9.4%
30	Merchants Park	Houston, TX	Reconfigure shopping center to accommodate addition of a new 30,000 SF Ross Dress for Less and a 9,000 SF O’Reilly Auto	195,694	95%	Jun-05	Nov-05	26%	1,596,096	10.9%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Redevelopment / Outparcel Development

										Expected
						Construction			Expected	Stabilized
				Adjusted	Percent	Expected	Expected	Percent	Total	Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)

31	Parkview West	Pasadena, TX	Renovate and remerchandise the shopping center creating high profile small shop space	39,996	91%	Jun-05	Sep-05	15%	434,955	10.6%
32	Texas City Bay (4)	Texas City, TX	Conversion of former Kmart into 96,000 SF British Petroleum office space	235,784	86%	Jun-05	Oct-05	5%	6,806,963	10.6%
33	Brooksville Square (4)	Brooksville, FL	Redevelop former Kmart into new 45,600 SF Publix Supermarket and 14,400 SF of new retail shops	142,500	50%	Jul-05	Dec-06	0%	6,703,075	10.1%
34	Festival Center (4)	Bradley, IL	Remerchandise former Fleming Supermarket with a 30,000 SF Big Lots and 14,000 SF of medical office space	63,796	70%	Jul-05	Dec-06	0%	814,272	13.0%
35	Liberty Plaza (4)	Randallstown, MD	Redevelopment of shopping center with the addition of a new 162,000 SF Wal-Mart	58,800	76%	Jul-05	Dec-06	0%	2,089,285	10.3%
36	South Towne Centre (4)	Dayton, OH	Redevelop former Kmart into a multi-tenant retail building	308,699	66%	Jul-05	Dec-06	0%	7,472,986	12.5%
							Total / Weighted Average		$147,430,713	11.0%

Miscellaneous Properties
37	Pointe*Orlando (4)	Orlando, FL	Remerchandise and signficantly renovate property, including the creation of feature plazas on International Drive and the addition of restaurant anchors	435,900	65%	Jul-05	Nov-06	0%	$40,400,000	10.0%

Joint Venture Redevelopment Activities
	Community and Neighborhood Shopping Centers

38	Stone Mountain Festival	Stone Mountain, GA	Redevelopment and renovation of shopping center with the addition of a 52,570 SF Hobby Lobby	347,190	92%	Sep-04	Mar-06	20%	$3,896,995	12.2%
39	Westgate (5)	Fairview Park, OH	Redevelop existing enclosed mall into a large multi-anchored community shopping center, including an existing Kohl’s	380,000	—	Jun-05	Sep-07	3%	50,000,000	10.0%
							Total / Weighted Average		$53,896,995	10.2%
Outparcel Development Activities										10.2%
	Community and Neighborhood Shopping Centers

40	Elkhart Market Centre	Goshen, IN	Construction of a 7,800 SF Pet Supplies Plus	356,915	100%	Oct-04	Oct-05	10%	$950,290	12.3%

			TOTAL IN-PROCESS REDEVELOPMENT / OUTPARCEL DEVELOPMENT / WEIGHTED AVERAGE						$242,677,998	10.6%

										Expected
						Construction			Expected	Stabilized
					Percent			Percent	Total	Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)

Completed 2005 Redevelopment / Outparcel Development Activities
	Community and Neighborhood Shopping Centers

1	Tinley Park Plaza	Tinley Park, IL	Redevelopment of former Builders Square parcel with a 76,521 SF main retail building, including a 22,722 SF Staples, and 13,200 SF outparcel building	250,017	92%	Mar-03	Feb-05	100%	$5,642,612	9.5%
2	Dover Park Plaza	Yardville, NJ	Phase II of façade renovation and the replacement of former Acme with multiple retail shops	56,808	98%	Oct-04	Mar-05	100%	769,425	11.4%
3	Hornell Plaza	Hornell, NY	Expansion of Wegman’s by 2,800 SF and relocation of existing tenants to new spaces	253,703	97%	Sep-04	Mar-05	100%	617,847	12.8%
4	Shops at Seneca Mall	Liverpool, NY	Redevelopment of former medical space with a 34,000 SF Big Lots and additional retail shops	235,725	93%	Oct-04	Mar-05	100%	1,182,378	11.7%
5	Sharpstown Plaza	Houston, TX	Redevelopment of former office building into a shopping center anchored by a new 33,177 SF Circuit City and 9,947 SF of retail shops	43,630	97%	Jul-04	Mar-05	100%	5,347,799	11.2%
6	Tomball Parkway Plaza	Tomball, TX	Renovation of former Compaq anchored wing of shopping center to accommodate multi-tenant retail shops anchored by a 29,655 SF Big Lots	133,629	94%	Sep-04	Mar-05	100%	542,366	11.1%
7	Washtenaw Fountain Plaza	Ypsilanti, MI	Redevelopment of former Builders Square with a multi-tenant building	135,942	89%	Jan-04	May-05	100%	2,509,779	10.0%
8	Parkway Plaza	Winston-Salem, NC	Conversion of former Bowling Center to 28,000 SF CitiTrends	286,405	96%	Jan-05	May-05	100%	1,020,522	10.9%
9	Wallkill Plaza	Middletown, NY	Phase II redevelopment of former Bradlees into a multi-tenant retail building anchored by a 58,931 SF Ashley Furniture and a 27,000 SF A.J. Wright and shopping center renovation	203,960	90%	Jul-04	May-05	100%	3,071,729	11.0%
10	Orange Grove	Houston, TX	Redevelopment of former Kmart anchored shopping center with the construction of a 35,277 SF 24 Hour Fitness, 8,000 SF of new retail shops and the addition of a 93,633 SF Floor & Décor	186,446	97%	May-04	Jun-05	100%	5,896,546	10.5%
11	Cave Spring Corners	Roanoke, VA	Construction of a new 58,000 SF Kroger and 3,300 SF of retail shops in former Ames location	142,752	100%	May-03	Jun-05	100%	2,092,753	13.0%
12	Ridgeview Centre	Wise, VA	Construction of a 10,700 SF Social Security office	177,764	100%	Jan-04	Jun-05	100%	1,592,813	10.7%
							Total / Weighted Average		$30,286,569	10.8%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Redevelopment / Outparcel Development

Completed 2005 Joint Venture Redevelopment Activities
	Community and Neighborhood Shopping Centers
13	Marrero Shopping Center	Marrero, LA	Expansion of Winn-Dixie to 48,960 SF	69,259	100%	Jul-04	Mar-05	100%	$1,729,410	13.1%
14	Clinton Crossing	Clinton, MS	Redevelopment of former Wal-Mart with a new 46,873 SF grocer and 14,000 SF of retail shops	87,698	83%	Apr-04	Jun-05	100%	6,837,878	14.9%
							Total / Weighted Average		$8,567,288	14.5%

			TOTAL COMPLETED REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$38,853,857	11.6%

			TOTAL REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$281,531,855	10.8%

(1) Includes all leases in effect at June 30, 2005, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental projected income (new income less existing income) / incremental cost.  Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income.  Does not include peripheral impacts, such as the impact on the long-term value of the property.

(3) Expected total project cost less land sales as adjusted, primarily for the inclusion of peripheral land development costs.
(4) Indicates project added during the quarter ended June 30, 2005.
(5) Expected total project cost includes the costs incurred in acquiring the property.
The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

New Development Activities

						Construction			Expected	Expected
				Adjusted	Percent	Expected	Expected	Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased	Start Date	Completion Date	Complete	Project Cost	on Cost (1)
New Development Activities
	Community and Neighborhood Shopping Centers
1	Unity Plaza	East Fishkill, NY	Development of a 70,000 SF shopping center anchored by A&P Food Market	70,000	—	May-04	Nov-05	60%	$14,181,946	10.0%
2	The Centre at Navarro	Victoria, TX	Phase I development of 52,208 SF shopping center anchored by a 29,000 SF Hastings and a 14,490 SF Walgreens	52,208	—	Jan-05	Dec-05	20%	7,092,369	10.7%
							Total / Weighted Average		$21,274,315	10.2%

(1) Projected income / expected total project cost.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Property Type Summary

(Includes 100 Percent of Joint Venture Portfolios)

	# of		Percent	Leased
	Properties	GLA	Leased	GLA	ABR

COMPANY PORTFOLIO (1)

Stabilized Properties
Community and Neighborhood Shopping Centers	324	45,003,360	93.5%	42,087,909	$346,857,125
Miscellaneous Properties	17	1,299,340	80.4%	1,044,747	5,639,368
	341	46,302,700	93.2%	43,132,656	$352,496,493
Redevelopment Properties
Community and Neighborhood Shopping Centers	36	6,559,668	80.2%	5,259,832	$44,176,032
Miscellaneous Property	1	461,629	65.3%	301,420	6,314,760
	37	7,021,297	79.2%	5,561,252	$50,490,792
New Development Properties
Community and Neighborhood Shopping Centers	2	—	—	—	—
COMPANY PORTFOLIO (1)	380	53,323,997	91.3%	48,693,908	$402,987,285
JOINT VENTURE PORTFOLIOS (2)

Stabilized Properties
Community and Neighborhood Shopping Centers	25	4,869,660	96.1%	4,681,317	$55,450,767
Miscellaneous Properties	2	—	—	—	—
	27	4,869,660	96.1%	4,681,317	$55,450,767
Redevelopment Properties
Community and Neighborhood Shopping Centers	2	347,217	91.9%	319,227	$1,446,195

JOINT VENTURE PORTFOLIOS (2)	29	5,216,877	95.9%	5,000,544	$56,896,962

TOTAL PORTFOLIO (3)	409	58,540,874	91.7%	53,694,452	$459,884,247

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (3)

349	49,873,020	93.8%	46,769,226	$402,307,892

TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (3)

40	6,906,885	80.8%	5,579,059	45,622,227

TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (3)

389	56,779,905	92.2%	52,348,285	447,930,119

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (3) (4)

			ABR
		Percent of			Percent of
	Leased	Shopping Centers			Shopping Centers
	GLA	Leased GLA	Amount	Per Foot	ABR
Anchor Tenants	32,898,127	62.8%	$206,816,041	$6.29	46.2%
Non-anchor Tenants	19,450,158	37.2%	241,114,078	12.40	53.8%
	52,348,285	100.0%	$447,930,119	$8.56	100.0%

(1) Includes joint venture properties consolidated in accordance with the provisions of FIN 46.

(2) Includes 100 percent of properties owned by unconsolidated joint ventures.

(3) Includes 100 percent of joint venture properties consolidated in accordance with the provisions of FIN 46 and 100 percent of properties owned by unconsolidated joint ventures.

(4) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended June 30, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Property Type Summary

(Includes Pro Rate Share of Joint Venture Portfolios)

					ABR		Quarterly NOI (1)
						Percent of		Percent of
	# of		Percent	Leased		Total		Company
	Properties	GLA	Leased	GLA	Amount	ABR	Amount	NOI

COMPANY PORTFOLIO (2)

Stabilized Properties
Community and Neighborhood Shopping Centers	324	45,003,360	93.5%	42,087,909	$346,857,125	83.8%	$79,340,766	88.2%
Miscellaneous Properties	17	1,299,340	80.4%	1,044,747	5,639,368	1.4%	1,405,632	1.6%
	341	46,302,700	93.2%	43,132,656	$352,496,493	85.2%	$80,746,398	89.7%
Redevelopment Properties
Community and Neighborhood Shopping Centers	36	6,559,668	80.2%	5,259,832	$44,176,032	10.7%	$8,798,813	9.8%
Miscellaneous Property	1	461,629	65.3%	301,420	6,314,760	1.5%	458,628	0.5%
	37	7,021,297	79.2%	5,561,252	$50,490,792	12.2%	$9,257,441	10.3%
New Development Properties
Community and Neighborhood Shopping Centers	2	—	—	—	—	—	—	—
COMPANY PORTFOLIO (2)	380	53,323,997	91.3%	48,693,908	$402,987,285	97.3%	$90,003,839	100.0%

JOINT VENTURE PORTFOLIOS (3)

Stabilized Properties
Community and Neighborhood Shopping Centers	25	877,486	96.9%	850,508	$10,829,330	2.6%
Miscellaneous Properties	2	—	—	—	—	—
	27	877,486	96.9%	850,508	$10,829,330	2.6%

Redevelopment Properties
Community and Neighborhood Shopping Centers	2	34,722	91.9%	31,923	$144,620	0.0%

JOINT VENTURE PORTFOLIOS (3)	29	912,208	96.7%	882,430	$10,973,949	2.7%

TOTAL PORTFOLIO (4)	409	54,236,205	91.4%	49,576,338	$413,961,235	100.0%

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (4)

	349	45,880,846	93.6%	42,938,417	$357,686,455

TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (4)

	40	6,594,390	80.2%	5,291,755	44,320,652

TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (4)

	389	52,475,236	91.9%	48,230,172	402,007,106

(1) Net operating income (“NOI”) is provided here as a supplemental measure of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense, and excludes NOI from properties classified as discontinued operations under SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”).  The Company believes that this presentation of NOI is helpful to investors as a measure of its operational performance because (i) it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense, and (ii) it provides a breakdown of NOI being generated on a quarterly basis from the various property types in the Company’s portfolio.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance. For a reconciliation of NOI to net income please see page 6.

(2) Includes joint venture properties consolidated in accordance with the provisions of FIN 46.

(3) Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

(4) Includes 100 percent of joint venture properties consolidated in accordance with the provision of FIN 46 and the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended June 30, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Properties by State / Region - Company Portfolio

					Percent of
	Number of	Percent		Percent of	Scheduled
State	Properties	Leased	GLA	GLA	ABR
Alabama	7	99.1%	760,014	1.4%	1.1%
Arizona	5	88.2%	806,208	1.5%	1.6%
Arkansas	2	88.9%	241,361	0.5%	0.4%
California	14	98.6%	2,247,278	4.2%	6.3%
Colorado	4	99.5%	865,345	1.6%	2.4%
Delaware	1	100.0%	30,000	0.1%	0.0%
Florida	31	89.5%	5,448,924	10.2%	11.6%
Georgia	32	93.3%	3,745,101	7.0%	6.5%
Illinois	9	90.6%	1,586,528	3.0%	3.8%
Indiana	9	86.6%	1,158,167	2.2%	1.4%
Iowa	3	90.0%	549,291	1.0%	0.7%
Kentucky	12	92.0%	2,181,025	4.1%	3.5%
Louisiana	5	98.1%	689,931	1.3%	0.8%
Maryland	2	81.8%	282,336	0.5%	0.5%
Massachusetts	2	92.0%	348,917	0.7%	0.5%
Michigan	21	93.5%	3,172,887	6.0%	6.6%
Minnesota	1	95.8%	55,715	0.1%	0.1%
Mississippi	1	100.0%	87,721	0.2%	0.1%
Nevada	3	91.3%	583,555	1.1%	1.2%
New Jersey	6	93.7%	878,483	1.6%	2.1%
New Mexico	2	98.7%	97,684	0.2%	0.1%
New York	25	84.5%	3,491,347	6.5%	5.8%
North Carolina	14	93.5%	1,887,898	3.5%	2.8%
Ohio	25	86.7%	3,925,719	7.4%	6.9%
Oklahoma	1	100.0%	186,851	0.4%	0.4%
Pennsylvania	15	86.5%	2,595,897	4.9%	5.3%
Rhode Island	1	100.0%	148,126	0.3%	0.4%
South Carolina	8	95.8%	1,136,687	2.1%	1.9%
Tennessee	15	93.4%	1,882,236	3.5%	2.9%
Texas	81	90.2%	8,974,689	16.8%	16.6%
Utah	3	98.3%	607,075	1.1%	0.9%
Virginia	13	97.7%	1,681,528	3.2%	3.0%
West Virginia	3	93.3%	360,621	0.7%	0.6%
Wisconsin	3	93.2%	473,830	0.9%	0.7%
Wyoming	1	91.6%	155,022	0.3%	0.2%

	380	91.3%	53,323,997	100%	100%

Region (1)
East	102	90.5%	15,022,865	28.2%	26.3%
Midwest	72	89.8%	11,077,159	20.8%	20.6%
South	175	91.5%	22,016,828	41.3%	40.5%
West	31	96.3%	5,207,145	9.8%	12.6%

	380	91.3%	53,323,997	100%	100%

(1) NCREIF Regions

Includes joint venture properties consolidated in accordance with the provisions of FIN 46.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Properties by State / Region - Joint Venture Portfolios

					Percent of
	Number of	Percent		Percent of	Scheduled
State	Properties	Leased	GLA	GLA	ABR
Colorado	2	98.0%	588,576	11.3%	13.0%
Connecticut	1	91.8%	260,396	5.0%	5.3%
Florida	5	94.8%	753,726	14.4%	11.7%
Georgia	4	95.6%	902,119	17.3%	14.1%
Louisiana	1	100.0%	69,259	1.3%	0.8%
Mississippi	1	83.1%	87,698	1.7%	1.5%
New Mexico	1	95.1%	126,012	2.4%	2.0%
New York	1	100.0%	251,136	4.8%	7.0%
North Carolina	1	98.0%	59,047	1.1%	1.0%
Ohio	2	91.8%	133,631	2.6%	2.8%
Oklahoma	1	99.3%	294,613	5.6%	6.3%
Texas	8	95.6%	1,572,164	30.1%	31.9%
Virginia	1	99.2%	118,500	2.3%	2.7%

	29	95.9%	5,216,877	100%	100%

Region (1)
East	2	95.8%	511,532	9.8%	12.2%
Midwest	2	91.8%	133,631	2.6%	2.8%
South	22	95.7%	3,857,126	73.9%	70.0%
West	3	97.5%	714,588	13.7%	14.9%

	29	95.9%	5,216,877	100%	100%

(1) NCREIF Regions

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Properties by State / Region - Total Portfolio

					Percent of
	Number of	Percent		Percent of	Scheduled
State	Properties	Leased	GLA	GLA	ABR
Alabama	7	99.1%	760,014	1.4%	1.1%
Arizona	5	88.2%	806,208	1.5%	1.5%
Arkansas	2	88.9%	241,361	0.4%	0.4%
California	14	98.6%	2,247,278	4.1%	6.2%
Colorado	6	99.4%	1,017,475	1.9%	2.8%
Connecticut	1	91.8%	52,079	0.1%	0.1%
Delaware	1	100.0%	30,000	0.1%	0.0%
Florida	36	89.7%	5,550,088	10.2%	11.6%
Georgia	36	93.4%	3,890,803	7.2%	6.7%
Illinois	9	90.6%	1,586,528	2.9%	3.7%
Indiana	9	86.6%	1,158,167	2.1%	1.4%
Iowa	3	90.0%	549,291	1.0%	0.7%
Kentucky	12	92.0%	2,181,025	4.0%	3.4%
Louisiana	6	98.1%	696,857	1.3%	0.8%
Maryland	2	81.8%	282,336	0.5%	0.5%
Massachusetts	2	92.0%	348,917	0.6%	0.5%
Michigan	21	93.5%	3,172,887	5.9%	6.5%
Minnesota	1	95.8%	55,715	0.1%	0.1%
Mississippi	2	98.5%	96,491	0.2%	0.1%
Nevada	3	91.3%	583,555	1.1%	1.2%
New Jersey	6	93.7%	878,483	1.6%	2.0%
New Mexico	3	98.3%	110,285	0.2%	0.2%
New York	26	84.7%	3,541,574	6.5%	5.8%
North Carolina	15	93.6%	1,893,803	3.5%	2.7%
Ohio	27	86.7%	3,952,445	7.3%	6.8%
Oklahoma	2	99.8%	245,774	0.5%	0.6%
Pennsylvania	15	86.5%	2,595,897	4.8%	5.2%
Rhode Island	1	100.0%	148,126	0.3%	0.3%
South Carolina	8	95.8%	1,136,687	2.1%	1.8%
Tennessee	15	93.4%	1,882,236	3.5%	2.8%
Texas	89	90.4%	9,242,044	17.0%	17.1%
Utah	3	98.3%	607,075	1.1%	0.9%
Virginia	14	97.7%	1,705,228	3.1%	3.0%
West Virginia	3	93.3%	360,621	0.7%	0.6%
Wisconsin	3	93.2%	473,830	0.9%	0.7%
Wyoming	1	91.6%	155,022	0.3%	0.2%

	409	91.4%	54,236,205	100%	100%

Region (1)
East	106	90.5%	15,154,776	27.9%	26.1%
Midwest	74	89.8%	11,103,885	20.5%	20.1%
South	195	91.6%	22,605,668	41.7%	41.1%
West	34	96.4%	5,371,876	9.9%	12.8%

	409	91.4%	54,236,205	100%	100%

(1) NCREIF Regions

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of FIN 46 and the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Same Property NOI Analysis

Excludes Redevelopment Properties

(Dollars in thousands)

	Three Months Ended		Percent	Three Months Ended		Percent
	06/30/05	06/30/04	Change	03/31/05	03/31/04	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	296	296		299	299
Gross leasable area (1)	37,736,016	37,736,016		37,508,768	37,508,768
Percent leased (1)	93.3%	94.1%	-0.8%	92.8%	93.2%	-0.4%

Termination Fees: (2)	$53	$(24)		$431	$19

Rental revenues	$95,055	$90,401	5.1%	$90,655	$90,748	-0.1%
Rental operating expenses	28,830	24,916	15.7%	27,489	28,234	-2.6%
SAME PROPERTY NOI (GAAP BASIS)	$66,225	$65,485	1.1%	$63,166	$62,514	1.0%
Operating margin (GAAP basis)	69.7%	72.4%	-2.8%	69.7%	68.9%	0.8%
Straight-line rent adjustment	722	1,435	-49.7%	535	1,185	-54.9%
SAME PROPERTY NOI	$65,503	$64,050	2.3%	$62,631	$61,329	2.1%
Operating margin	68.9%	70.9%	-1.9%	69.1%	67.6%	1.5%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$95,055	$90,401		$90,655	$90,748
Non-same property rental revenues	40,905	33,837		41,052	34,985
TOTAL RENTAL REVENUES	135,960	124,238		131,707	125,733
Same property rental operating expenses (1)	28,830	24,916		27,489	28,234
Non-same property rental operating expenses	14,807	12,678		14,794	12,752
TOTAL RENTAL OPERATING EXPENSES	43,637	37,594		42,283	40,986
TOTAL NOI (1)	92,323	86,644		89,424	84,747
SAME PROPERTY JOINT VENTURE NOI (1)	1,799	1,784		1,770	1,684
SAME PROPERTY DISCONTINUED OPERATIONS NOI	520	697		—	—
COMPANY NOI	90,004	84,163		87,654	83,063

Total other income	2,568	2,408		3,224	2,768
Total other expenses	(57,788)	(53,112)		(57,606)	(52,153)
Gain on sale of real estate	—	—		—	1,217
Impairment of real estate	—	(43)		—	—
Minority interest in income of consolidated partnership and joint ventures	(1,134)	(476)		(282)	(260)
Income from discontinued operations	7,047	(24)		5,697	2,762
NET INCOME	$40,697	$32,916		$38,687	$37,397

(1) Includes the Company’s pro rata share of same property properties owned by unconsolidated joint ventures.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  Same Property NOI excludes the NOI of properties that 1) have undergone or are undergoing redevelopment, 2) were classified as discontinued operations under SFAS No. 144, 3) were acquired during the periods presented or 4) were disposed of during the periods presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company’s properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Same Property NOI Analysis

Includes Redevelopment Properties

(Dollars in thousands)

	Three Months Ended		Percent	Three Months Ended		Percent
	06/30/05	06/30/04	Change	03/31/05	03/31/04	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	364	364		363	363
Gross leasable area (1)	50,162,917	50,162,917		49,439,263	49,439,263
Percent leased (1)	91.7%	92.2%	-0.5%	91.9%	91.5%	0.4%

Termination Fees: (2)	$949	$(24)		$1,125	$1,884

Rental revenues	$125,532	$118,260	6.1%	$117,561	$116,624	0.8%
Rental operating expenses	40,316	34,972	15.3%	37,753	38,357	-1.6%
SAME PROPERTY NOI (GAAP BASIS)	$85,216	$83,288	2.3%	$79,808	$78,267	2.0%
Operating margin (GAAP basis)	67.9%	70.4%	-2.5%	67.9%	67.1%	0.8%
Straight-line rent adjustment	1,745	1,673	4.3%	764	1,427	-46.5%
SAME PROPERTY NOI	$83,471	$81,615	2.3%	$79,044	$76,840	2.9%
Operating margin	66.5%	69.0%	-2.5%	67.2%	65.9%	1.3%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$125,532	$118,260		$117,561	$116,624
Non-same property rental revenues	10,453	5,992		14,162	9,128
TOTAL RENTAL REVENUES	135,985	124,252		131,723	125,752
Same property rental operating expenses (1)	40,316	34,972		37,753	38,357
Non-same property rental operating expenses	3,326	2,632		4,533	2,642
TOTAL RENTAL OPERATING EXPENSES	43,642	37,604		42,286	40,999
TOTAL NOI (1)	92,343	86,648		89,437	84,753
SAME PROPERTY JOINT VENTURE NOI (1)	1,819	1,788		1,783	1,690
SAME PROPERTY DISCONTINUED OPERATIONS NOI	520	697		—	—
COMPANY NOI	90,004	84,163		87,654	83,063
Total other income	2,568	2,408		3,224	2,768
Total other expenses	(57,788)	(53,112)		(57,606)	(52,153)
Gain on sale of real estate	—	—		—	1,217
Impairment of real estate	—	(43)		—	—
Minority interest in income of consolidated partnership and joint ventures	(1,134)	(476)		(282)	(260)
Income from discontinued operations	7,047	(24)		5,697	2,762
NET INCOME	$40,697	$32,916		$38,687	$37,397

(1) Includes the Company’s pro rata share of same property properties owned by unconsolidated joint ventures.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  Same Property NOI excludes the NOI of properties that 1) were classified as discontinued operations under SFAS No. 144, 2) were acquired during the periods presented or 3) were disposed of during the periods presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company’s properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Top Ten Tenants

				GLA as a		ABR as a
		Number of		Percentage of Total		Percentage of Total
	Tenant	Leases	GLA	Portfolio GLA	ABR	Portfolio ABR
1	The Kroger Co. (1)	48	2,462,474	4.5%	$15,988,114	3.9%
2	Wal-Mart Stores (2)	30	3,222,443	5.9%	13,372,764	3.2%
3	Sears Holding Corp. (3)	27	2,471,926	4.6%	10,021,462	2.4%
4	The TJX Companies (4)	41	1,196,887	2.2%	7,877,725	1.9%
5	Publix Super Markets	22	848,102	1.6%	6,304,042	1.5%
6	Ahold USA (5)	10	562,881	1.0%	5,202,276	1.3%
7	Winn-Dixie Stores (6)	19	760,170	1.4%	4,821,910	1.2%
8	Safeway, Inc. (7)	11	482,927	0.9%	4,477,728	1.1%
9	Delhaize America (8)	22	709,221	1.3%	4,429,996	1.1%
10	Circuit City Stores, Inc.	11	384,094	0.7%	4,029,736	1.0%

		241	13,101,126	24.2%	$76,525,753	18.5%

(1) Includes King Soopers, Kroger, Ralphs and Smith’s.

(2) Includes Neighborhood Markets, SAM’S CLUBS, Supercenters and Wal-Mart stores.

(3) Includes Kmart, Sears, Sears Optical and Sears Essentials.

(4) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(5) Includes Giant Food, Martin’s, Stop & Shop and Tops Market.

(6) Includes SaveRite and Winn-Dixie.

(7) Includes Dominick’s, Genuardi’s, Randalls and Tom Thumb.

(8) Includes Food Lion, Harveys and Kash n’ Karry.

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of FIN 46 and the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

New Lease Summary

NEW LEASE SUMMARY

				Tenant
			Total New	Improvements	Leasing
	Number	GLA	ABR	Committed	Commissions
1Q 2005	146	831,427	$8,541,106	$4,173,449	$832,309
psf			10.27	5.02	1.00
2Q 2005	144	929,708	$7,264,731	$3,972,439	$723,156
psf			7.81	4.27	0.78

2005 Total	290	1,761,135	$15,805,837	$8,145,888	$1,555,465
psf			8.97	4.63	0.88

RENEWAL LEASE SUMMARY (1)

			Total Former	Total New	Increase/(Decrease)
	Number	GLA	ABR	ABR	Total Dollar	Percent
1Q 2005	179	649,413	$6,409,098	$6,961,489	$552,390	8.6%
psf			9.87	10.72	0.85
2Q 2005	201	1,091,531	$9,216,759	$9,685,677	$469,019	5.1%
psf			8.44	8.87	0.43

2005 Total	380	1,740,944	$15,625,857	$16,647,166	$1,021,409	6.5%
psf			8.98	9.56	0.59

(1) Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new. Data includes all leases in effect at March 31, 2005 and June 30, 2005, as applicable, including those that are fully executed, but not yet open.

ABR is presented on a cash basis.

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of FIN 46 and 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Lease Expiration Schedule - Company Portfolio

	Number of	Leased	Percent of	ABR	Percent of
	Leases Expiring	GLA	GLA	Per Foot	Total ABR
2005	805	2,987,376	6.14%	$8.15	6.04%
2006	1,183	5,189,676	10.66%	9.00	11.58%
2007	1,132	5,223,276	10.73%	9.21	11.94%
2008	1,001	5,347,439	10.98%	8.83	11.72%
2009	814	5,588,471	11.48%	8.67	12.03%
2010	570	5,180,548	10.64%	7.20	9.25%
2011	162	2,463,070	5.06%	7.63	4.66%
2012	130	1,428,359	2.93%	9.04	3.21%
2013	145	2,219,115	4.56%	7.82	4.30%
2014	117	2,245,887	4.61%	8.12	4.52%
2015+	346	10,820,691	22.22%	7.72	20.74%

	6,405	48,693,908	100.0%	$8.28	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes joint venture properties consolidated in accordance with the provisions of FIN 46.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Lease Expiration Schedule - Joint Venture Portfolios

	Number of	Leased	Percent of	ABR	Percent of
	Leases Expiring	GLA	GLA	Per Foot	Total ABR
2005	57	233,552	4.67%	$13.19	5.42%
2006	93	397,130	7.94%	13.44	9.38%
2007	96	259,056	5.18%	16.03	7.30%
2008	83	382,116	7.64%	11.56	7.76%
2009	91	429,805	8.60%	11.62	8.78%
2010	76	509,208	10.18%	11.66	10.44%
2011	29	302,460	6.05%	13.16	6.99%
2012	17	159,318	3.19%	16.99	4.76%
2013	19	167,449	3.35%	12.45	3.66%
2014	15	161,032	3.22%	14.36	4.06%
2015+	57	1,999,418	39.98%	8.95	31.44%

	633	5,000,544	100.0%	$11.38	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Lease Expiration Schedule - Total Portfolio

	Number of	Leased	Percent of	ABR	Percent of
	Leases Expiring	GLA	GLA	Per Foot	Total ABR
2005	862	3,024,623	6.10%	$8.23	6.01%
2006	1,276	5,252,550	10.59%	9.07	11.51%
2007	1,228	5,269,840	10.63%	9.28	11.82%
2008	1,084	5,405,070	10.90%	8.88	11.59%
2009	905	5,654,758	11.41%	8.72	11.91%
2010	646	5,277,637	10.65%	7.28	9.28%
2011	191	2,517,653	5.08%	7.79	4.74%
2012	147	1,463,482	2.95%	9.22	3.26%
2013	164	2,248,969	4.54%	7.89	4.29%
2014	132	2,277,969	4.59%	8.21	4.52%
2015+	403	11,183,787	22.56%	7.80	21.07%

	7,038	49,576,338	100.0%	$8.35	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes 100 percent of joint venture properties consolidated in accordance with the provisions of FIN 46 and the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
COMPANY PORTFOLIO (5)
Stabilized Properties
	Community and Neighborhood Shopping Centers
1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	100%	$380,318	Big B Drugs
2	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	97%	1,033,753	Wal-Mart
3	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	100%	1,432,762	Southeastern Salvage, Wal-Mart
4	Conway Towne Center	Conway	AR	1986	12/12/02	180,519	85%	1,228,101	JC Penney	Office Depot
5	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	86%	1,161,451	Food City	Bally’s Fitness
6	Broadway Mesa	Mesa	AZ	1985	12/28/90	182,933	97%	720,147	Furniture Factory, Kmart
7	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	98%	748,265	Food City
8	Metro Marketplace	Phoenix	AZ	2001	06/21/91	251,175	72%	1,992,977	Office Max, Toys R Us
9	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	100%	1,652,068	CompUSA, Cost Plus, JC Penney Home Store, Stein Mart	Sam’s Club
10	Bakersfield Plaza	Bakersfield	CA	1990	06/20/97	213,164	98%	2,014,365	Circuit City, Lassen Natural Foods, Longs Drugs	Mervyn’s
11	Burbank Plaza	Burbank	CA	1988	05/01/89	14,176	100%	355,045	—
12	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,264	100%	1,599,087	24 Hour Fitness Sport, Michael’s, Sav-on Drug	Big Lots, Trader Joe’s
13	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,430	100%	717,711	Big Lots, Kmart
14	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	96%	1,957,186	Home Depot, PETsMART, Smart & Final	Mervyn’s
15	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	78%	852,424	United Artists
16	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	100%	670,929	Big Lots, Grocery Outlet	In Shape Health Club
17	Montebello Plaza	Montebello	CA	1996	06/20/97	288,590	99%	3,039,602	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
18	Paradise Plaza	Paradise	CA	1997	06/20/97	198,484	100%	819,748	Albertsons, Kmart, Rite Aid
19	Metro 580	Pleasanton	CA	2004	09/15/97	176,510	100%	2,421,793	Borders, Kohl’s, Sports Chalet	Wal-Mart
20	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	100%	2,173,506	T.J. Maxx	Ralphs, Rite Aid
21	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	100%	1,748,642	Big Lots, PETCO, Rite Aid, Trader Joe’s	Golfsmith, Michaels
22	Vail Ranch Center	Temecula	CA	2003	02/25/03	203,904	99%	2,491,168	Stater Bros., Stein Mart
23	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	100%	499,117	Arc Thrift Store, King Soopers
24	Aurora Plaza	Aurora	CO	1996	12/12/02	161,541	100%	964,697	Big Lots, King Soopers, Latino Cinema
25	Superior Marketplace	Superior	CO	2004	07/31/02	263,932	99%	3,663,873	Gart Bros. Sporting Goods, Michaels, Office Max, PETsMART, Ross Dress for Less, T.J. Maxx, Wild Oats	Costco, SuperTarget
26	Clearwater Mall	Clearwater	FL	2003	01/30/04	285,519	95%	4,975,049	Linens ‘n Things, Ross Dress for Less	Costco, Lowe’s, Target
27	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,302,262	Kmart, Publix
28	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	92%	1,029,328	Bealls Outlet, Big Lots, Publix
29	Sun Plaza	Ft. Walton Beach	FL	2004	12/12/02	156,718	100%	1,406,270	Circuit City, Office Depot, Publix, T.J. Maxx
30	Holly Hill Shopping Center	Holly Hill	FL	1998	12/12/02	116,096	92%	869,224	Family Dollar, Winn-Dixie
31	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	100%	639,289	CVS, Family Dollar, Winn-Dixie
32	Regency Park	Jacksonville	FL	2004	06/16/97	333,942	91%	2,546,680	American Signature, Babies R Us, Marshalls, Rhodes Furniture
33	The Shoppes at Southside	Jacksonville	FL	2004	12/10/04	109,113	100%	2,128,494	Best Buy, David’s Bridal, Sports Authority
34	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	96%	713,325	Kash n’ Karry
35	Marketplace at Wycliffe	Lake Worth	FL	2002	06/01/05	133,520	98%	2,163,069	Walgreens, Winn-Dixie
36	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	86%	594,856	International Super Buffet
37	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,345,753	Kmart, Ross Dress for Less, Winn-Dixie
38	Freedom Square	Naples	FL	1995	10/06/97	211,839	100%	1,756,407	Kmart, Publix
39	Southgate	New Port Richey	FL	2004	08/27/97	257,996	96%	1,286,507	Big Lots, Publix, Sticks N Stuff
40	Presidential Plaza	North Lauderdale	FL	1995	04/18/97	88,306	91%	623,903	Family Dollar, Winn-Dixie
41	Silver Hills	Orlando	FL	1985	03/01/02	109,001	100%	508,226	AutoZone, Buddy’s Home, Winn-Dixie
42	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	100%	1,010,213	Publix
43	Panama City Square	Panama City	FL	1992	06/25/03	289,119	97%	1,749,803	Goody’s, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart
44	Pensacola Square	Pensacola	FL	1995	12/12/02	142,501	86%	1,079,018	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
45	Riverwood	Port Orange	FL	1996	09/05/97	93,506	93%	465,286	Walgreens, Winn-Dixie
46	Seminole Plaza	Seminole	FL	1995	06/11/98	146,579	100%	907,311	Burlington Coat Factory, T.J. Maxx
47	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,971	78%	856,725	Dollar General, Publix
48	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	100%	1,175,962	Big Lots, Winn-Dixie
49	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	99%	875,946	Dollar Tree, Kash n’ Karry, Walgreens
50	Downtown Publix	Stuart	FL	2000	03/01/02	153,909	96%	1,312,222	Publix, Schumacher Music

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
51	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	128,222	94%	886,002	Publix
52	Albany Plaza	Albany	GA	1995	05/12/94	114,169	100%	678,940	Big Lots, Harveys
53	Southgate Plaza	Albany	GA	1969	07/11/90	59,816	100%	414,469	Bargain Town, Cititrends, OK Beauty Supply, Save-A-Lot
54	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	97%	976,475	Belk’s, Harveys
55	Northeast Plaza	Atlanta	GA	2004	12/12/02	442,714	96%	3,552,217	Furniture Plus, Goodwill, Publix
56	North Leg Plaza	Augusta	GA	1997	12/12/02	118,580	83%	573,294	Big Lots, Food Lion
57	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	100%	471,988	CVS
58	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	99%	560,326	Badcock Furniture, Kroger
59	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	90%	414,319	BI-LO, Family Dollar
60	Cordele Square	Cordele	GA	2002	07/11/90	126,427	97%	610,405	Belk’s, Goody’s, Harvey Foods
61	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	97%	103,237	America’s Choice Home Furnishings, Fred’s Dollar Store
62	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	100%	791,854	B.C. Moore, Wal-Mart
63	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	99%	767,286	Kmart
64	Covington Gallery	Covington	GA	1991	12/30/93	174,857	98%	1,038,844	Ingles, Kmart
65	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	96%	527,650	BI-LO, Family Dollar
66	Midway Village	Douglasville	GA	1989	05/01/97	74,728	94%	531,052	—
67	Westgate	Dublin	GA	2004	07/11/90	118,938	93%	647,401	Beall’s, Big Lots, Food Max	Home Depot
68	Mableton Walk	Mableton	GA	1994	06/01/05	105,742	94%	1,033,270	Piccadilly Cafeteria, Publix
69	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	100%	464,627	Marshalls
70	New Chastain Corners	Marietta	GA	2004	07/17/97	113,079	97%	1,133,832	Kroger
71	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	159,088	88%	1,582,068	Ace Hardware, Kroger
72	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	96%	423,486	Family Dollar, Marshalls
73	Perry Marketplace	Perry	GA	2004	12/30/92	179,973	98%	1,027,705	Ace Hardware, Bealls Outlet, Fred’s, Kroger
74	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	98%	576,045	—
75	Shops of Riverdale	Riverdale	GA	1995	02/15/96	16,808	100%	246,832	—	Wal-Mart
76	Eisenhower Square	Savannah	GA	1997	07/16/97	125,120	99%	904,963	Eisenhower Cinema, Food Lion
77	Wisteria Village	Snellville	GA	2004	10/11/95	173,152	99%	1,062,144	Hobby Lobby, Kmart
78	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	574,320	—
79	Stockbridge Village	Stockbridge	GA	1991	04/29/04	188,203	100%	2,715,137	Kroger
80	Tift-Town	Tifton	GA	1965	07/11/90	58,818	84%	232,404	Bealls Outlet, Family Dollar, Salvation Army
81	Westgate	Tifton	GA	1980	07/11/90	16,307	92%	131,386	—
82	Haymarket Mall	Des Moines	IA	2002	05/12/95	239,508	85%	1,077,120	Burlington Coat Factory, Hobby Lobby
83	Haymarket Square	Des Moines	IA	2002	05/12/95	269,465	92%	1,614,598	Big Lots, Dahl’s Foods, Northern Tool, Nova Cinema, Office Depot
84	Annex of Arlington	Arlington Heights	IL	1999	08/26/04	197,328	99%	2,456,871	Barnes & Noble, PetsMart, Sports Authority, Trader Joe’s
85	Southfield Plaza	Bridgeview	IL	2000	12/03/96	198,331	90%	1,809,401	Dominick’s Foods, Hobby Lobby
86	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	100%	407,883	Big Lots, Hobby Lobby
87	Elk Grove Town Center	Elk Grove Village	IL	1998	01/30/04	131,849	100%	2,025,272	Dominick’s Foods, Walgreen
88	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	94%	453,006	Cub Foods, Stone’s Hallmark
89	Westridge Court	Naperville	IL	2002	07/18/97	454,182	82%	4,858,516	Borders, CompUSA, Cub Foods, Linens ‘N Things, Marshalls, Nova 8 Theatre
90	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,070	98%	1,009,044	Jewel-Osco
91	Tinley Park Plaza	Tinley Park	IL	2005	09/20/95	250,017	92%	2,207,140	T.J. Maxx, Walt’s Food Center
92	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	100%	663,389	CVS, Martin’s Super Market
93	Elkhart Market Centre	Goshen	IN	1994	12/12/02	356,915	100%	1,965,741	Sam’s Wholesale Club, Wal-Mart
94	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	96%	720,411	CVS, Fashion Bug Plus, Kroger
95	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	95%	388,453	Family Dollar, Lo Bill Foods
96	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	96%	321,688	—	Goody’s, Wal-Mart
97	Town Fair	Princeton	IN	1991	02/09/93	119,439	100%	491,025	Goody’s, Kmart
98	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	90%	312,881	—	Big Lots
99	Wabash Crossing	Wabash	IN	1988	12/16/93	172,492	41%	405,867	Tractor Supply
100	Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	98%	1,056,218	Goody’s, JC Penney, Kroger, Tractor Supply
101	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	100%	819,095	Kmart, Staples
102	Florence Plaza	Florence	KY	1985	12/12/02	170,404	72%	705,447	99 Center, Hobby Lobby	Toys R Us
103	Florence Square	Florence	KY	2000	03/17/04	361,613	95%	3,682,958	HomeGoods, Kroger, National Amusement, Staples, TJ Maxx
104	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	766,399	Food Lion, Kmart

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
105	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	80%	1,386,493	Wal-Mart
106	London Marketplace	London	KY	1994	03/17/94	169,032	100%	968,773	Goody’s, Kmart, Kroger
107	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	97%	1,290,739	Kincaid Home Furnishings, Kroger
108	Picadilly Square	Louisville	KY	1973	04/25/89	96,370	77%	414,737	Big Lots
109	Towne Square North	Owensboro	KY	1988	12/12/02	163,252	97%	961,558	Books-A-Million, Hobby Lobby, Office Depot
110	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	98%	1,239,816	Kmart, Kroger
111	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%	349,773	Conn’s Appliance, Super 1 Foods
112	Desiard Plaza	Monroe	LA	1995	12/12/02	65,439	93%	314,380	Brookshire’s, Family Dollar
113	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,107	96%	656,151	Stage, Super 1 Foods
114	Lagniappe Village	New Iberia	LA	1990	07/01/98	213,108	98%	1,057,554	Big Lots
115	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	875,571	Kmart, Super 1 Foods
116	Points West	Brockton	MA	1984	12/12/02	144,042	96%	840,114	HomeGoods, Ocean State Job Lot
117	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	89%	1,117,228	Stop & Shop
118	Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	66,702	100%	637,464	Family Dollar, Martin’s
119	Maple Village	Ann Arbor	MI	2000	10/14/94	288,046	90%	1,559,741	Dunham’s, Kmart
120	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	98%	682,348	Farmer Jack
121	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,013,495	Glik’s, VG’S Food	Kmart
122	Silver Pointe Shopping Center	Fenton	MI	1996	11/23/04	86,141	92%	1,029,726	Sears
123	Fremont	Fremont	MI	1995	01/03/03	40,800	100%	237,985	Glik’s
124	Cascade East	Grand Rapids	MI	1983	01/03/03	99,542	93%	742,219	D&W Food Center, Powerhouse Gym
125	Kentwood	Kentwood	MI	1987	01/03/03	78,007	71%	402,205	D&W Food Center
126	Delta Center	Lansing	MI	2003	12/12/95	186,246	93%	1,841,815	Bed, Bath & Beyond, Pet Food Warehouse, T.J. Maxx
127	Hampton Village Centre	Rochester Hills	MI	2004	12/12/95	459,290	94%	5,022,850	Best Buy, Kohl’s, Star Theatre, T.J. Maxx	Target
128	Fashion Corner	Saginaw	MI	2004	12/12/95	189,260	83%	1,426,426	Bed, Bath & Beyond, Best Buy, Dunham’s
129	Green Acres	Saginaw	MI	1995	12/12/02	271,506	86%	1,584,201	A.J. Wright, Big Lots, Farmer Jack
130	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	100%	2,015,781	Gander Mountain, Michaels, Old Navy, TJ Maxx
131	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	99%	1,024,302	Dollar Castle, Farmer Jack	Burlington Coat Factory, Marshalls, Staples
132	18 & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%	1,331,780	Murray’s Auto Parts, Sears Hardware, VG’S Food
133	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	100%	800,335	Babies R Us, Bed, Bath & Beyond, Dunham’s
134	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	100%	535,010	Martin’s Supermarket
135	West Ridge Shopping Center	Westland	MI	1989	03/17/05	163,131	99%	1,442,150	TEC Furniture, Tile Shop, T.J. Maxx	Mervyn’s, Target
136	Westland Crossing	Westland	MI	1999	11/16/99	141,738	92%	1,355,836	Grand Prix of America, Michaels	Toys R Us
137	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	100%	1,289,762	Valuland, Wal-Mart
138	Washtenaw Fountain Plaza	Ypsilanti	MI	2005	10/05/92	135,942	89%	646,240	Dollar Tree, Dunhams, Save-A-Lot
139	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	96%	461,800	Northwest Bookstore, Party America, The Gym
140	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	373,878	Books-A-Million, Georgia Carpet Outlet, Office Depot
141	Stanly County Plaza	Albemarle	NC	1988	03/28/94	63,637	97%	472,488	Ingles	Wal-Mart
142	Village Marketplace	Asheboro	NC	1991	04/13/95	87,869	92%	612,244	Big Lots	Hobby Lobby
143	Macon Plaza	Franklin	NC	2001	12/12/02	92,787	91%	367,364	BI-LO, Peebles
144	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	94%	257,710	Food Lion
145	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	88%	305,822	CVS, Food Lion	Wal-Mart
146	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	97%	737,622	Dollar Tree, Wal-Mart
147	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	93%	565,721	Belk-Yates
148	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	99%	2,080,275	Big Lots, Wal-Mart
149	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	96%	657,715	Eckerd, Lowes Food
150	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	97%	722,081	B.C. Moore, Food Lion, Wal-Mart
151	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	70%	703,501	Wal-Mart	Belk’s
152	Parkway Plaza	Winston-Salem	NC	2005	12/12/02	286,405	96%	2,429,874	Lowes Foods, Office Depot
153	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	95%	825,283	Mattress Firm, Michaels, Natural Health Superstore, Office Max
154	Laurel Square	Brick	NJ	2003	07/13/92	246,235	95%	1,849,442	Kmart, Pathmark
155	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	99%	849,910	Hamilton Home Furnishings, Kmart
156	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	100%	1,311,803	Stop & Shop
157	Middletown Plaza	Middletown	NJ	2002	01/01/75	198,568	95%	2,851,648	ShopRite

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
158	Dover Park Plaza	Yardville	NJ	2005	01/28/00	56,808	98%	691,529	CVS
159	Paseo del Norte	Albuquerque	NM	2004	03/01/02	49,684	97%	152,151	Wal-Mart
160	Renaissance Center East	Las Vegas	NV	1981	10/17/96	139,799	91%	1,435,368	Albertsons
161	Kietzke Center	Reno	NV	1986	06/20/97	167,296	94%	1,235,594	Ric’s Furniture, Winans Furniture	Ashley Furniture, Sportsman Warehouse
162	University Mall	Canton	NY	1967	01/01/76	81,027	100%	361,157	Rexford’s Hardware, Wisebuys
163	Cortlandville	Cortland	NY	2003	08/04/87	100,300	69%	272,130	Big Lots, Country Max, Kinney Drugs
164	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	597,775	Kmart, Office Max
165	D & F Plaza	Dunkirk	NY	1967	01/01/86	201,025	85%	829,000	Big Lots, Quality Markets
166	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	89%	135,728	Big Lots, Dollar General
167	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,540,584	Wal-Mart, Wegmans
168	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,144	100%	1,002,482	A.C. Moore, T.J. Maxx
169	Hornell Plaza	Hornell	NY	2005	07/31/98	253,703	97%	1,803,941	Wal-Mart, Wegmans
170	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,381	99%	1,172,436	Eckerd, P&C Foods, T.J. Maxx
171	Shops at Seneca Mall	Liverpool	NY	2005	08/03/93	235,725	93%	1,033,031	Big Lots, Kmart
172	Wallkill Plaza	Middletown	NY	2005	12/12/95	203,960	90%	1,550,253	A.J. Wright, Ashley Furniture, ShopRite
173	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	100%	1,523,367	ShopRite, US Postal
174	Rockland Plaza	Nanuet	NY	2004	01/01/83	249,885	100%	4,811,104	Marshalls
175	South Plaza	Norwich	NY	2004	04/01/83	143,620	70%	349,957	Plaza Lanes, Save-A-Lot, Tractor Supply
176	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	65%	181,805	QCS Inet Acquisition Corp., Wal-Mart (warehouse)
177	Westgate Manor	Rome	NY	2004	01/01/86	75,813	95%	471,747	Big Lots, Rome Cinemas
178	Northland	Watertown	NY	2004	01/01/73	132,032	29%	365,269	—
179	Ashland Square	Ashland	OH	1991	10/06/93	163,168	97%	894,845	Wal-Mart
180	Harbor Plaza	Ashtabula	OH	2003	02/20/91	51,794	36%	152,331	—
181	Brunswick Town Center	Brunswick	OH	2004	01/21/05	122,989	92%	1,580,677	Giant Eagle	Home Depot
182	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	98%	1,475,092	Circuit City, OfficeMax	Ashley Furniture, Pat Catan’s Craft
183	Brentwood Plaza	Cincinnati	OH	2004	05/04/94	219,908	98%	1,947,022	A.J. Wright, Kroger
184	Delhi	Cincinnati	OH	2002	05/22/96	166,317	93%	1,423,395	Big Lots, Kroger
185	Harpers Station	Cincinnati	OH	2000	09/11/03	240,681	96%	2,334,480	Bova Furniture, Dillard’s, HomeGoods, Stein Mart, TJ Maxx
186	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,218	97%	464,381	Furniture & Mattress Dist. Center, Kroger
187	Crown Point	Columbus	OH	1998	07/23/98	147,275	99%	1,189,339	Kroger, Lombards
188	Greentree Shopping Center	Columbus	OH	1998	07/23/98	128,501	79%	964,120	Kroger
189	Karl Plaza	Columbus	OH	1992	12/12/02	100,396	98%	764,452	Staples, Super Seafood Buffet
190	Heritage Square	Dover	OH	2004	08/31/93	181,732	85%	678,882	Giant Eagle
191	The Vineyards	Eastlake	OH	1989	12/12/02	144,820	97%	1,264,549	Tops Markets	Wal-Mart
192	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	97%	2,673,888	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
193	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	461,560	Chief Supermarket, Rite Aid
194	New Boston	New Boston	OH	2000	02/17/93	238,711	78%	1,156,534	Wal-Mart
195	Brice Park	Reynoldsburg	OH	1989	03/04/98	158,565	98%	1,708,246	Gregg Appliances, Michaels, Old Navy
196	Starlite Plaza	Sylvania	OH	2000	07/22/04	222,450	91%	1,636,794	Farmer Jack
197	Alexis Park	Toledo	OH	1988	12/12/02	258,942	68%	661,955	Value City
198	Marketplace	Tulsa	OK	1992	09/01/04	186,851	100%	1,765,074	CompUSA, Drysdale’s, Oshman’s, PetsMart
199	Bethel Park	Bethel Park	PA	2004	05/14/97	218,714	100%	1,519,339	Giant Eagle, Wal-Mart
200	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	95%	1,414,688	Big Lots, Pathmark
201	New Britain Village Square	Chalfont	PA	1989	01/09/04	143,716	88%	1,897,205	Genuardi’s Family Market
202	Dickson City Crossings	Dickson City	PA	1997	09/30/03	301,462	100%	2,756,571	Circuit City, Dick’s Sporting Goods, Home Depot, PETsMART, TJ Maxx
203	Dillsburg Shopping Center	Dillsburg	PA	2002	10/16/96	146,193	74%	1,491,534	Giant Food
204	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,433,558	Kmart, Weis Markets
205	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	100%	401,560	Chuck E. Cheese, Dunham’s, Staples
206	New Garden	Kennett Square	PA	2001	06/20/97	146,720	95%	663,505	Acme Markets, Big Lots
207	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	91%	863,353	Giant Food, Rent-To-Own
208	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	561,799	99%	6,517,958	Strawbridge’s
209	Hampton Square	Southampton	PA	2002	12/29/98	62,933	100%	706,823	Eckerd
210	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	94%	597,797	Hallmark, Redner’s Warehouse Market	Kmart

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
211	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,126	100%	1,418,203	Marshalls, Ocean State Job Lot, Stop & Shop
212	South Park	Aiken	SC	1991	12/12/02	55,583	95%	262,463	Aaron Rents, Fred’s, Goodwill Emporium
213	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	97%	718,365	BI-LO
214	Palmetto Crossroads	Hilton Head	SC	2000	10/18/95	40,910	100%	330,030	Food Lion, Market Area Real Estate Sales
215	Island Plaza	James Island	SC	2004	10/06/97	171,224	93%	900,870	Dollar Tree, Fred’s, Food Lion, Gold’s Gym
216	Lexington Town Square	Lexington	SC	1995	12/12/02	75,763	100%	417,994	Animal Supply House, Dollar General, Food Lion, Musicians Supply
217	Festival Centre	North Charleston	SC	2004	12/12/02	323,742	97%	1,801,112	Fred’s, Hamrick’s Apparel, Holiday Inn Worldwide, Home Décor Outlet, Piggly Wiggly
218	Remount Village	North Charleston	SC	1996	11/13/96	60,238	100%	558,899	BI-LO
219	Congress Crossing	Athens	TN	1990	11/10/88	172,305	100%	1,095,984	BI-LO, Kmart
220	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	671,423	CVS
221	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	94%	297,932	Dollar General, Food Lion
222	West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	39%	218,827	Dollar Tree
223	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	99%	1,563,865	Kmart, Proffitt’s
224	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	87%	467,078	Food Lion	Wal-Mart
225	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	99%	1,809,409	Factory Direct Home Furnishing, Wal-Mart
226	Chapman Square	Knoxville	TN	2004	12/12/02	53,591	71%	365,107	Dollar Tree	Kroger
227	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	348,153	Dollar General, Food Lion	The Crystal Company
228	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	100%	974,302	Kroger
229	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	96%	611,270	Dollar Tree
230	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	100%	362,202	BI-LO, Dollar Tree
231	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	100%	1,253,645	Wal-Mart
232	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	97%	1,142,574	Wal-Mart
233	Palm Plaza	Aransas	TX	1979	03/01/02	52,100	95%	322,721	Bealls (Stage), Family Dollar
234	Bardin Place Center	Arlington	TX	1993	10/06/97	310,184	98%	2,882,535	Hemispheres, Oshman’s	Hobby Lobby
235	Windsor Village	Austin	TX	1997	03/01/02	114,776	92%	771,727	Bealls (Stage), New Light Church
236	Baytown Shopping Center	Baytown	TX	1987	03/01/02	96,146	85%	797,958	-
237	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%	472,977	H.E.B. Pantry Foods, ICI Paints
238	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	384,930	Food City, Family Dollar, Hancock Fabrics
239	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%	450,256	Walgreens
240	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%	793,971	CVS, H.E.B., Palais Royal
241	Bryan Square	Bryan	TX	2001	03/01/02	55,115	100%	178,616	Firestone, Kroger
242	Townshire	Bryan	TX	2002	03/01/02	136,693	87%	736,551	Albertsons, Tops Printing
243	Plantation Plaza	Clute	TX	1997	03/01/02	100,277	100%	813,887	Kroger, Walgreens
244	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,041	100%	1,109,760	CVS, Kroger
245	Carmel Village	Corpus Christi	TX	1993	03/01/02	85,833	92%	671,864	Bay Area Dialysis, Bealls (Stage), Tuesday Morning
246	Five Points	Corpus Christi	TX	1993	03/01/02	276,593	92%	1,898,931	Bealls (Stage), Hobby Lobby, Sutherland Lumber
247	Claremont Village	Dallas	TX	1976	03/01/02	66,980	91%	410,887	Family Dollar, Minyard’s
248	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	100%	503,076	Blockbuster, Carnival, Family Dollar, Mama Rosa
249	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	422,171	Minyard, O’Reilly’s Auto Parts
250	Webb Royal	Dallas	TX	1992	03/01/02	108,545	93%	687,711	Minyard, Nothing Over $1.00
251	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	98%	629,054	Malone’s
252	Wynnewood Village	Dallas	TX	1996	03/01/02	465,822	90%	3,617,480	Fallas Paredes, Kroger
253	Parktown	Deer Park	TX	1999	03/01/02	122,693	93%	752,383	Burke’s Outlet, Gerland’s, Walgreens
254	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	93%	465,466	Albertsons
255	The Market at Preston Ridge	Frisco	TX	2003	09/01/04	50,326	100%	873,228	CompUSA
256	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,651	100%	297,960	Family Dollar, Fiesta, Hi Style Fashion
257	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	84%	617,040	Cook Children’s Health Foundation, Minyard’s
258	Village Plaza	Garland	TX	2002	03/01/02	89,241	100%	842,228	Truong Nguyen Grocer
259	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	85%	195,386	Ace Hardware, Rent-A-Center, Save-A-Lot
260	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	100%	1,143,222	Kroger
261	Antoine Square	Houston	TX	1974	03/01/02	54,512	7%	60,444	-
262	Bay Forest	Houston	TX	2004	03/01/02	71,667	100%	660,948	Kroger
263	Beltway South	Houston	TX	1998	03/01/02	107,174	99%	886,480	Kroger

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
264	Braes Heights	Houston	TX	2003	03/01/02	100,784	91%	1,491,821	CVS
265	Braes Link	Houston	TX	1999	03/01/02	38,997	86%	521,636	Classic Fine Furniture, Walgreens
266	Braes Oaks	Houston	TX	1992	03/01/02	46,720	78%	301,568	H.E.B. Pantry Foods
267	Braesgate	Houston	TX	1997	03/01/02	91,670	91%	472,757	-
268	Broadway	Houston	TX	1996	03/01/02	74,942	96%	485,517	Dollar General, The Worksource
269	Clear Lake Camino South	Houston	TX	2004	03/01/02	112,803	98%	1,401,078	24 Hour Fitness, CVS, Hancock Fabrics, Mr. Gatti’s Pizza, Spec’s Liquors
270	Fondren	Houston	TX	1999	03/01/02	45,873	96%	504,210	La Canasta
271	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	94%	1,625,709	Big Lots, Kroger, Stein Mart
272	Huntington Village	Houston	TX	1987	03/01/02	111,887	99%	828,209	Family Dollar, Foodtown, Twice Blessed
273	Inwood Forest	Houston	TX	1997	03/01/02	77,553	89%	675,669	Randalls
274	Jester Village	Houston	TX	1988	03/01/02	64,442	73%	403,842	H.E.B. Pantry Foods
275	Jones Plaza	Houston	TX	2000	03/01/02	111,355	93%	1,039,905	24 Hour Fitness, Hancock Fabrics
276	Jones Square	Houston	TX	1999	03/01/02	169,003	100%	1,159,394	Big Lots, Hobby Lobby
277	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%	101,952	-
278	Long Point Square	Houston	TX	2002	03/01/02	74,329	90%	436,240	Family Dollar, Family Thrift, O’Reilly’s Auto Parts
279	Maplewood Mall	Houston	TX	2004	03/01/02	94,360	84%	505,428	Burke’s Outlet, Cox’s Foodarama, Family Dollar
280	Mount Houston Square	Houston	TX	1996	03/01/02	173,080	97%	1,088,093	Fallas Paredes, La Canasta Furnishings
281	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	66%	666,708	-
282	Northgate	Houston	TX	1972	03/01/02	43,244	25%	73,020	Firestone
283	Northshore East	Houston	TX	2001	03/01/02	90,820	100%	1,232,132	Office Depot, River Oaks Imaging & Diagnostic
284	Northshore West	Houston	TX	1997	03/01/02	144,982	79%	972,135	Conn Appliances, PETCO, Sellers Brothers
285	Northtown Plaza	Houston	TX	1990	03/01/02	192,634	100%	1,672,108	Big Lots, Fallas Paredes
286	Northwood	Houston	TX	1972	03/01/02	137,947	93%	923,960	Davis Food City
287	Orange Grove	Houston	TX	2005	03/01/02	186,446	97%	1,610,726	24 Hour Fitness, Floor Décor, Office Max
288	Pinemont	Houston	TX	1999	03/01/02	76,477	90%	836,851	Family Dollar, Houston Community College
289	Sharpstown Plaza	Houston	TX	2005	03/01/02	43,630	97%	546,248	Circuit City
290	Stella Link	Houston	TX	1998	03/01/02	99,727	81%	596,680	Conn’s Clearance, Food City
291	Tanglewilde	Houston	TX	1998	03/01/02	87,309	86%	807,194	Party City, Salon In The Park
292	Tidwell Place	Houston	TX	1991	03/01/02	41,855	63%	225,948	Family Dollar
293	Westheimer Commons	Houston	TX	1995	03/01/02	249,656	80%	1,926,043	Marshalls, Michaels
294	Irving West	Irving	TX	2004	09/14/93	69,956	92%	427,865	Ko-mart
295	Washington Square	Kaufman	TX	1978	03/01/02	65,907	92%	251,986	Auto Zone, Bealls (Stage), CVS, Family Dollar
296	League City	League City	TX	1992	03/01/02	99,021	90%	513,454	Bealls (Stage), Family Dollar, Jo-Ann Fabrics
297	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	134,441	89%	731,519	Bealls (Stage), Super 1 Foods
298	Crossroads Center	Pasadena	TX	1997	03/01/02	138,943	88%	1,297,241	Kroger, Sears Hardware
299	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%	311,956	Dollar General, Hancock Fabrics
300	Spencer Square	Pasadena	TX	1998	03/01/02	194,512	99%	2,181,166	Kroger
301	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	100%	1,077,458	Kroger, Palais Royal
302	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	95%	826,498	Bealls (Stage), H.E.B.	Kmart
303	Klein Square	Spring	TX	1999	03/01/02	80,857	97%	685,041	Family Dollar, Foodtown
304	Keegan’s Meadow	Stafford	TX	1999	03/01/02	125,298	96%	1,132,712	Palais Royal, Randalls
305	Tomball Parkway Plaza	Tomball	TX	2005	03/01/02	133,629	94%	859,558	Big Lots, Palais Royal	Hobby Lobby
306	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	95%	1,394,475	Toy Works, Ukrops Supermarket	Kohl’s
307	Victorian Square	Midlothian	VA	1991	03/24/94	271,235	97%	1,541,249	Kmart, Kroger
308	Jefferson Green	Newport News	VA	1988	12/12/02	55,045	100%	664,765	Northern Handyman
309	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	100%	1,292,035	Goody’s, Ingles, Wal-Mart
310	Cross Pointe Marketplace	Richmond	VA	1987	12/12/02	73,788	79%	417,042	Food Lion
311	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	98%	944,420	Babies R Us, Chuck E. Cheese
312	Cave Spring Corners	Roanoke	VA	2005	06/05/97	142,752	100%	690,113	Kroger
313	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	99%	974,628	Wal-Mart
314	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	100%	783,669	CVS, Kroger
315	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	97%	1,024,643	Big Lots, Goodwill, Kroger
316	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	152,025	99%	1,264,908	Office Depot, The North Carolina Company
317	Ridgeview Centre	Wise	VA	2005	07/02/92	177,764	100%	1,214,452	Food City, Kmart	Belk’s

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
318	Packard Plaza	Cudahy	WI	1992	12/12/02	125,247	88%	555,175	Aldi, Dunham's, Jo Ann Fabrics, Merchandise Outlet
319	Northridge Plaza	Milwaukee	WI	1996	12/12/02	150,164	91%	1,007,064	Big Lots
320	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,419	98%	1,320,142	Hobby Lobby, Kohl's	ShopKo
321	Moundsville Plaza	Moundsville	WV	2004	12/27/88	180,346	87%	1,112,935	Big Lots, Kroger, Peebles
322	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	675,261	Office Depot, T.J. Maxx
323	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	100%	597,303	Kmart
324	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	155,022	92%	971,138	Big Lots, Murdoch's Ranch & Home Supply	Econofoods, Hobby Lobby
						45,003,360	94%	$346,857,125

	Miscellaneous Properties
1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	52,500
6	Kmart	Atlantic	IA	1980	01/19/94	40,318	100%	160,000
7	Socorro	Socorro	NM	1976	03/01/02	48,000	100%	418,000	Smith's Food
8	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—
9	Central Avenue Marketplace	Toledo	OH	—	08/14/90	LAND	—	—
10	Harveys	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
11	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	42%	219,965	Shop 'n Save
12	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%	—
13	BPR West, L.P. (6) (7)	Frisco	TX	—	04/22/04	LAND	-	—
14	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	-	—
15	Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	-	—
16	Valley Fair Mall	West Valley City	UT	1987	12/31/96	607,075	98%	3,736,564	JC Penney, Meier & Frank, Mervyn's
17	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755
						1,299,340	80%	$5,639,368
			STABILIZED PROPERTIES			46,302,700	93%	$352,496,493

Redevelopment Properties
	Community and Neighborhood Shopping Centers
1	Riverview Plaza	Gadsden	AL	2005	10/12/95	147,621	100%	$972,342	Hobby Lobby
2	Rose Pavilion	Pleasanton	CA	2005	02/27/98	294,878	100%	4,723,622	Levitz Furniture, Macy's Home Store	Long's Drugs
3	Westminster City Center	Westminster	CO	2005	12/16/97	341,600	100%	4,478,516	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith, Gordmans
4	Brooksville Square	Brooksville	FL	2005	03/28/94	191,202	50%	848,959	Publix
5	Coconut Creek	Coconut Creek	FL	2005	03/01/02	264,846	93%	2,685,116	Big Lots, Publix
6	The Mall at 163rd Street	Miami	FL	2005	12/31/98	279,079	71%	1,356,555	Marshalls	Home Depot, Wal-Mart
7	Colonial Marketplace	Orlando	FL	2005	04/01/98	137,221	76%	491,859	Office Max	Target
8	Merchants Crossing	Newnan	GA	2005	12/12/02	174,059	57%	749,790	Hastings, Kroger
9	Victory Square	Savannah	GA	2005	07/02/92	168,514	69%	850,388	Food Lion
10	Festival Center	Bradley	IL	2005	12/12/02	63,796	70%	119,468	-
11	Columbus Center	Columbus	IN	2005	12/01/88	146,212	75%	523,716	Big Lots, Office Max	Target
12	J*Town Center	Jeffersontown	KY	2005	10/21/88	207,195	88%	967,297	Louisville Athletic Club
13	Liberty Plaza	Randallstown	MD	2005	05/12/95	215,634	76%	1,297,601	Marshalls
14	Grand Crossing	Brighton	MI	2005	01/03/03	77,956	100%	740,773	ACO Hardware, VG'S Food
15	Roxboro Square	Roxboro	NC	2005	06/05/95	98,980	91%	442,889	-
16	Tinton Falls Plaza	Tinton Falls	NJ	2005	01/30/98	100,582	72%	849,133	WOW Fitness	A&P
17	Galleria Commons	Henderson	NV	2005	06/09/98	276,460	90%	2,347,412	Babies R Us, Burlington Coat Factory, Stein Mart, T.J. Maxx
18	Transit Road Plaza	Lockport	NY	2005	08/03/93	143,119	71%	544,820	Dollar Tree, Grossman's Bargain Outlet, OfficeMax, Save-A-Lot
19	Pyramid Mall	Geneva	NY	2005	08/03/93	239,500	59%	1,111,987	Big Lots, Tops Markets
20	Sunshine Square	Medford	NY	2005	12/12/02	221,982	65%	893,608	Stop & Shop
21	Mohawk Acres	Rome	NY	2005	01/20/84	170,072	87%	1,235,121	Price Chopper
22	Price Chopper Plaza	Rome	NY	2005	08/03/93	78,400	71%	363,380	Price Chopper

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
23	Village Center	Smithtown	NY	2005	08/19/04	97,401	100%	1,119,957	Eckerd
24	Western Village	Cincinnati	OH	2005	05/04/94	113,076	88%	775,250	-
25	South Towne Centre	Dayton	OH	2005	03/27/92	316,169	66%	2,274,023	Borders, Burlington Coat Factory, Value City Furniture
26	Midway Crossing	Elyria	OH	2005	12/11/95	158,585	82%	1,009,728	Dunham's, Jo-Ann Fabrics, TJ Maxx	Toys R Us
27	Market Place	Piqua	OH	2005	11/20/91	171,604	63%	406,020	Kroger
28	Ivyridge	Philadelphia	PA	2005	08/02/95	112,278	44%	818,315	-
29	Hillcrest Shopping Center	Spartanburg	SC	2005	02/16/05	343,914	94%	2,516,532	Marshalls, Publix, Stein Mart
30	Chapman-Ford Crossing	Knoxville	TN	2005	12/30/92	185,604	88%	375,450	Goody's
31	Culpepper Plaza	College Station	TX	2005	03/01/02	209,760	69%	1,384,087	Baskins
32	Friendswood Square	Friendswood	TX	2005	03/01/02	63,439	34%	236,901	Dollar General
33	Merchants Park	Houston	TX	2005	03/01/02	241,742	95%	1,700,444	Big Lots, Kroger, Planters Bank
34	Texas City Bay	Texas City	TX	2005	03/01/02	241,846	86%	787,314	Kroger
35	The Crossing at Fry Road	Katy	TX	2005	03/01/02	225,403	96%	1,834,095	Hobby Lobby, Kroger, Palais Royal, Stein Mart
36	Parkview West	Pasadena	TX	2005	03/01/02	39,939	91%	343,564	Family Dollar, Rent-A-Center
						6,559,668	80%	$44,176,032

	Miscellaneous Properties
37	Pointe*Orlando	Orlando	FL	1997	11/30/99	461,629	65%	$6,314,760	Foot Locker, Muvico, XS
		REDEVELOPMENT PROPERTIES				7,021,297	79%	$50,490,792

New Development Properties
	Community and Neighborhood Shopping Centers
1	Unity Plaza	East Fishkill	NY	2005	04/28/04	—	—	—
2	The Centre at Navarro	Victoria	TX	2005	03/01/02	—	—	—
		NEW DEVELOPMENT PROPERTIES				—	—	—

		COMPANY PORTFOLIO (5)				53,323,997	91%	$402,987,285

JOINT VENTURE PORTFOLIOS (8)
Stabilized Properties
	Community and Neighborhood Shopping Centers
	Arapahoe Crossings, L.P.
1	Arapahoe Crossings	Aurora	CO	2003	09/30/03	466,363	100%	$6,304,308	Borders, Colorado Theaters, King Soopers, Kohl's, Linens 'N Things, Marshalls, Old Navy, Ross Dress for Less
	BPR Shopping Center, L.P.
2	The Centre at Preston Ridge	Frisco	TX	2003	09/28/98	734,257	97%	11,637,546	Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, Old Navy, Ross Dress for Less, Stein Mart, T.J. Maxx	Target
	CA New Plan Venture Direct Investment Fund, LLC (9)
3	Sarasota Village	Sarasota	FL	1998	03/01/02	169,310	92%	1,197,761	Big Lots, Homegoods, Gold's Gym, Publix
4	Atlantic Plaza	Satellite Beach	FL	2001	03/01/02	133,070	93%	951,264	Beall's, Publix
5	Harwood Central Village	Bedford	TX	1986	03/01/02	119,742	89%	1,002,243	Kroger
6	Spring Valley Crossing	Dallas	TX	2002	03/01/02	101,687	82%	646,092	Albertsons
7	Odessa-Winwood Town Center	Odessa	TX	1987	03/01/02	343,603	100%	2,211,192	Hastings, H.E.B., Office Depot, Ross Dress for Less, Target
8	Windvale	The Woodlands	TX	2002	03/01/02	101,088	100%	1,099,928	Randalls

	CA New Plan Venture Fund, LLC (9)
9	Villa Monaco	Denver	CO	1978	02/19/04	122,213	90%	1,072,523	King Soopers
10	Ventura Downs	Kissimmee	FL	2005	03/01/02	98,191	90%	947,548	Publix Sabor, Walgreens
11	Shoppes of Victoria Square	Port St. Lucie	FL	1990	10/10/03	95,243	98%	1,031,842	Winn-Dixie
12	Marrero Shopping Center	Marrero	LA	2004	04/12/04	69,259	100%	481,109	Winn-Dixie
13	Clinton Crossing	Clinton	MS	2005	10/31/03	87,698	83%	866,107	-
14	Mint Hill Festival	Charlotte	NC	1986	03/01/02	59,047	98%	570,561	Eckerd, Harris Teeter
15	Ladera	Albuquerque	NM	1982	03/01/02	126,012	95%	1,113,325	Brooks, Dollar Tree, Great Wall Buffet
16	Ridglea Plaza	Ft. Worth	TX	1990	12/31/02	171,787	90%	1,539,821	Stein Mart, Tom Thumb

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
	NP/I&G Institutional Retail Company, LLC
17	New London Mall	New London	CT	2000	03/10/05	260,396	92%	2,988,427	Homegoods, Marshalls, OfficeMax, ShopRite
18	Riverplace Shopping Center	Jacksonville	FL	1989	10/08/04	257,912	99%	2,556,169	Bealls, Sears, Stein Mart, T.J. Maxx
19	Conyers Crossroads	Conyers	GA	2000	03/22/04	333,250	100%	3,622,267	Carmike Cinemas, Circuit City, Kohl's, Old Navy
20	Village Shoppes of Flowery Branch (10)	Flowery Branch	GA	2002	07/22/04	92,985	96%	1,116,605	Publix
21	Village Shoppes of East Cherokee (10)	Woodstock	GA	2003	05/20/04	128,667	94%	1,814,799	Publix
22	DSW Plaza at Lake Grove	Lake Grove	NY	1997	11/25/03	251,136	100%	3,955,653	Bally Total Fitness, DSW, Stop & Shop
23	Skytop Pavilion (10)	Cincinnati	OH	1999	11/22/04	133,631	92%	1,609,617	biggs, Gold's Gym
24	Quail Springs Marketplace	Oklahoma City	OK	2003	05/18/05	294,613	99%	3,583,637	Office Depot, Ross Dress for Less, Ultimate Electronics	Lowe's
25	Westpark Shopping Center	Glen Allen	VA	2005	05/09/05	118,500	99%	1,530,423	Linens 'N Things, The Tile Shop,Victory Lady	Bloom Brothers Furniture, Ukrops
						4,869,660	96%	$55,450,767
	Miscellaneous Properties
	BPR Land Partnership, L.P.
1	Undeveloped land parcels (11)	Frisco	TX	—	09/28/98	LAND	—	—

	BPR South, L.P.
2	Undeveloped land parcels (12)	Frisco	TX	—	09/28/98	LAND	—	—
		STABILIZED PROPERTIES				4,869,660	96%	$55,450,767

Redevelopment Properties
	Community and Neighborhood Shopping Centers
	CA New Plan Venture Fund, LLC
1	Stone Mountain Festival	Stone Mountain	GA	2005	07/02/04	347,217	92%	$1,446,195	Wal-Mart
	Westgate Mall, LLC
2	Westgate	Fairview Park	OH	2005	02/25/05	—	—	—	Kohl's
		REDEVELOPMENT PROPERTIES				347,217	92%	$1,446,195

		JOINT VENTURE PORTFOLIOS (8)				5,216,877	96%	$56,896,962

		TOTAL PORTFOLIO (13)				58,540,874	92%	$459,884,247

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Includes building square footage for ground leases.

(3) Includes all leases in effect at June 30, 2005, including those that are fully executed, but not yet open.

(4) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(5) Includes joint venture properties consolidated in accordance with the provisions of FIN 46.

(6) In accordance with the provisions of FIN 46, this property has been included as a consolidated entity in the Company's balance sheet.

(7) Comprised of 9.3 acres of undeveloped land adjacent to an IKEA currently under construction.

(8) Includes 100 percent of properties owned by unconsolidated joint ventures.

(9) On June 1, 2005, CA New Plan Venture Fund, LLC was restructured and two additional joint ventures were formed, CA New Plan Acquisition Fund, LLC and CA New Plan Venture Direct Investment Fund, LLC.  In connection with the restructuring, six stabilized assets were transferred from CA New Plan Venture Fund, LLC to CA New Plan Venture Direct Investment Fund, LLC.  As of June 30, 2005, there were no properties owned by CA New Plan Acquisition Fund.

(10) Under agreements with the previous property owners, the Company is receiving payments for certain dark space in an amount equivalent to market rent.

(11) Comprised of approximately 30.1 acres of undeveloped land.

(12) Comprised of approximately 8.4 acres of undeveloped land.

(13) Includes 100 percent of joint venture properties consolidated in accordance with the provisions of FIN 46 and 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

The Company's Form 10-Q for the quarter ended June 30, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended June 30, 2005

Summary of Joint Venture Portfolios

		Equity	Percent		Project Bank
Property Name	JV Partner	Investment	Ownership	Economic Structure	Debt Outstanding

UNCONSOLIDATED VENTURES

Arapahoe Crossings, L.P.	Foreign investor	$6,617,896	30%	Increased participation after 10% return	$48,892,405
BPR Land Partnership, LP	George Allen / Milton Schaffer	1,130,653	50%	10% return	—
BPR South, L.P.	George Allen / Milton Schaffer	863,323	50%	10% return	—
BPR Shopping Center, L.P.	Foreign investor / George Allen / Milton Schaffer	3,682,982	25%	Increased participation after 10% return	68,944,840
CA New Plan Acquisition Fund, LLC (1) (2) (3)	Major U.S. pension fund	24,977	10%	Increased participation after 10% IRR	—
CA New Plan Venture Direct Investment Fund, LLC (1) (3)	Major U.S. pension fund	882,231	10%	—	54,198,605
CA New Plan Venture Fund, LLC (1) (3)	Major U.S. pension fund	4,758,964	10%	Increased participation after 12% IRR	66,749,666
NP/I&G Institutional Retail Company, LLC	JPMorgan Fleming Asset Management	20,516,378	20%	Increased participation after 12% IRR	185,330,519
Westgate Mall, LLC	Transwestern Investment Company / The Richard E. Jacobs Group	828,196	10%	Increased participation after 13% IRR	20,790,000
	Investments in / Advances to Unconsolidated Ventures	$39,305,600		Total New Plan Pro Rata Share	$83,143,862

CONSOLIDATED VENTURES (4)
BPR West, L.P.	George Allen / Milton Schaffer	$—	50%	10% return	—	(5)

(1) AEW serves as the advisor for the joint venture partner.

(2) As of June 30, 2005, there were no properties owned by the joint venture.

(3) On June 1, 2005, CA New Plan Venture Fund, LLC was restructured and two additional joint ventures were formed, CA New Plan Acquisition Fund, LLC and CA New Plan Venture Direct Investment Fund, LLC.

(4) In accordance with the provisions of FIN 46, this property has been included as a consolidated entity in the Company’s balance sheet.  Therefore, the Company’s equity investment balance has been eliminated.

(5) As of June 30, 2005, the joint venture had a loan outstanding of approximately $1.1 million, payable to the Company.  This loan is eliminated in consolidation.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended June 30, 2005 should be read in conjunction with the above information.